Investors Mark Series Fund Annual Report


Message from the Chairman

1999 was another remarkable year for the financial markets, not only for the extraordinary valuations put on dot.com internet companies with negligible sales and heavy losses, but also for the huge bifurcation that continues to exist between "growth" stocks and "value" stocks. The unmanaged Standard & Poor's 500 Stock Index posted an unprecedented fifth consecutive year of 20%+ returns, but those numbers do not tell the whole story. Again the large capitalization technology companies set the pace for performance. According to the David L. Babson firm of Cambridge, Massachusetts, nine of the top ten performers in the S&P 500 last year were technology stocks, and the 50 largest stocks in the S&P 500 earned an incredible 106.2% for the year, while the other 450 stocks earned 11.4%.

The tremendous gap that has opened up in the performance of growth stocks versus value stocks is evident in both the large-cap and the small-cap universes. If you analyze the 1000 largest stocks in the Russell 3000 Index, and break them down between growth and value, you find that the Russell 1000 Growth Index earned an excellent 33.2% return for 1999, while the Russell 1000 Value Index was up only 7.4%. Going a step further, when you analyze the 2000 smallest companies in the Russell 3000 universe, the performance gap is truly extraordinary. The Russell 2000 Growth Index was up just over 43% for 1999, while the Russell 2000 Value Index was actually down -1.5%! The high growth sectors of technology and telecommunications have been bid up to extraordinary valuations, while the value sectors, with the characteristics of relatively low price-to-earnings and price-to-book value ratios, are selling at historically attractive valuations.

International equities, as measured by the Morgan Stanley EAFE (Europe, Australia, and Far East) Index, had a very respectable return of 27.3% for all of 1999; however, the EAFE Index still significantly lags the S&P 500 Index over longer time periods. Looking out over reasonable time horizons of five to seven years, investors should consider allocating part of their equity portfolios to international stocks. In fact, this is a good time to re-emphasize the theme of prudent diversification for your securities portfolios, since so much attention lately has been focused on technology and telecommunication stocks. A portfolio with well managed funds representing different sectors and styles, such as value as well as growth, small-cap as well as large-cap, and international as well as domestic, provides the opportunity for attractive risk-adjusted rates of return over a reasonable time horizon.

I urge you to read carefully the commentary of your portfolio managers in the following pages. Their narrative will provide added insight into their investment styles and strategies. The better informed you are as an investor, the better able you are to develop and monitor an investment program that will help you reach your goals. As always, we welcome your comments and questions.

Sincerely,

/s/Robert N. Sawyer
Robert N. Sawyer

Chairman


Large Cap Value

What we have referred to as "the stock market's choppy summer" of 1999 became an explosive growth market in the fourth quarter. With the notable exception of the major value indices, many broad market and growth benchmarks achieved all-time highs on or close to the last day of the year.

Technology stocks continued to be the driving force in these record-setting indices, and that sector was the best performing of the unmanaged Standard & Poor's 500 Stock Index - gaining 34% in the fourth quarter and 75% for the full year. Of the top ten performing stocks in the S&P 500 in the fourth quarter, eight were technology stocks. For the entire year, that number climbed to nine. The median yield for these stocks was 0.0%, the median price-to-earnings on estimated 2000 earnings was 87 times, and the median price-to-book was 17. On a more general note, a recent study found that stocks of companies with no reported earnings were up 52% in 1999, on average, whereas stocks of companies with earnings were down an average of 2%. Our value holdings have reported or are expected to report meaningful earnings for 1999. Our value disciplines simply do not allow us to invest in the kinds of companies that have recently dominated market performance.

Being invested in a true value discipline during the past two years has been extremely frustrating, and certainly not as rewarding as we would have liked or expected. However, our philosophy has always been to remain consistent "deep value" investors, as we believe the primary driver of long-term performance is valuation.

We thank you for your patience, and we look forward to reporting our progress to you, especially when the market focus shifts to an emphasis on investing in companies like those in the Portfolio - companies with earnings, assets, and dividends that are selling at compelling valuation levels.

David L. Babson & Co. Inc.

CHART - LARGE CAP VALUE PORTFOLIO VERSUS S&P 500


Schedule of Investments

DECEMBER 31, 1999

LARGE CAP VALUE

SHARES    COMPANY                                            MARKET VALUE

COMMON STOCKS - 106.09%
BASIC MATERIALS - 18.27%
 1,480    duPont (E.I.) deNemours & Co.                     $      97,495
   470    Martin Marietta Materials, Inc.                          19,270
 2,140    Millennium Chemicals, Inc.                               42,265
 2,340    Potlatch Corp.                                          104,423
 3,670    USX-U.S. Steel Group                                    121,110
 1,480    Weyerhaeuser Co.                                        106,282
 1,990    Willamette Industries, Inc.                              92,411
                                                                  583,256
CAPITAL GOODS - 10.57%
 2,070    Boeing Co.                                               86,034
 1,220    Hanson PLC                                               49,334
 3,010    Lockheed Martin Corp.                                    65,844
 2,440    Raytheon Co. Cl. B                                       64,813
 4,290    Wallace Computer Services, Inc.                          71,321
                                                                  337,346
CONSUMER CYCLICAL - 15.51%
 2,930    Dana Corp.                                               87,717
 2,180    Harcourt General, Inc.                                   87,745
 8,880    Kmart Corp.                                              89,355
 2,130    The Limited, Inc.                                        92,256
   656    Neiman Marcus Group Cl. B*                               17,671
 1,400    Penney (J.C.), Inc.                                      27,913
 2,870    Sears, Roebuck & Co.                                     87,355
   304    Too, Inc.*                                                5,244
                                                                  495,256
CONSUMER STAPLES - 4.85%
 2,770    Albertson's, Inc.                                        89,332
 2,052    Diageo PLC                                               65,664
                                                                  154,996
ENERGY - 5.28%
   950    Atlantic Richfield Co.                                   82,175
 1,430    Royal Dutch Petroleum Co.                                86,425
                                                                  168,600
FINANCIAL - 27.22%
 3,390    Allstate Corp.                                           81,360
   590    American Express Co.                                     98,087
    31    Berkshire Hathaway, Inc. Cl. B*                          56,730
 1,210    Chase Manhattan Corp.                                    94,002
 1,965    Citigroup, Inc.                                         109,180
 3,500    National City Corp.                                      82,906
 1,860    SLM Holding Corp.                                        78,585
   450    Student Loan Corp.                                       22,444
 2,520    Travelers Property Casualty Corp.                        86,310
 3,480    U.S. Bancorp                                             82,867
 1,890    Wells Fargo & Co.                                        76,427
                                                                  868,898
HEALTHCARE - 9.55%
 1,730    Aetna, Inc.                                              96,556
 5,180    Tenet Healthcare Corp.                                  121,730
 1,630    United Healthcare Corp.                                  86,594
                                                                  304,880
TECHNOLOGY - 7.85%
   880    Apple Computer, Inc.                                     90,475
   770    International Business Machines Corp.                    83,160
 3,400    Xerox Corp.                                              77,138
                                                                  250,773
TRANSPORTATION & SERVICES - 4.34%
 2,100    CSX Corp.                                                65,887
 2,914    KLM Royal Dutch Airlines                                 72,668
                                                                  138,555
UTILITIES - 2.65%
 2,380    Texas Utilities Co.                                      84,639

TOTAL COMMON STOCKS                                             3,387,199
(Cost $3,512,400)

TOTAL INVESTMENTS - 106.09%                                     3,387,199
(Cost $3,512,400)

Other assets less liabilities - (6.09%)                          (194,477)

TOTAL NET ASSETS - 100.00%                                  $   3,192,722

For federal income tax purposes, the identified cost of investments owned at December 31, 1999 was $3,585,870.

Net unrealized depreciation for federal income tax purposes was $198,671, which is comprised of unrealized appreciation of $379,995 and unrealized depreciation of $578,666.

*Non-income producing security

See accompanying Notes to Financial Statements.


Large Cap Growth

December closed an exceptional quarter and year for the U.S. equity markets, but the euphoria of record highs was not shared by all. In fact, only in the technology-dominated NASDAQ Index, which returned 48.2% in the fourth quarter and 86.1% for the year, did a majority of the stocks rise in 1999. Rising interest rates played a role in sub-par returns among the laggards, most dynamic, rapidly growing companies simply shrugged off negative macro-environment developments.

Outside of the technology sector, the market's narrow breadth made competing with the major indices difficult for diversified portfolios. Earnings growth divergence continued to spur stock prices among non-technology issues. Despite the rising interest rate environment, firms with rapidly growing earnings were rewarded in the marketplace.

The Portfolio outperformed the unmanaged Standard & Poor's 500 Stock Index for the fourth quarter and the year due to its technology holdings and its diversification in rapidly growing firms. During the course of 1999, the technology weighting of the portfolio grew from 29% to 50% as long-time holdings increased in market value. Long-time Portfolio member Cisco Systems rose 50% in the quarter and 130% for the year due to continued strong demand for its network routers. Outside of the technology sector, Home Depot saw its earnings per share grow approximately 46% in 1999, fueling a 50% return in the fourth quarter and a 68% return for the year.

Looking ahead, we believe that the market will continue to reward firms that are rapidly growing their bottom lines. This will be true for technology and non-technology firms alike. The Portfolio's diversification, particularly into consumer stocks, should contribute to performance as the strong economic fundamentals of the domestic economy continue. Given the macro-environment for stocks, the Portfolio should continue to benefit from its blue-chip, high-quality growth holdings.

Stein Roe & Farnham Incorporated

CHART - LARGE CAP GROWTH PORTFOLIO VERSUS S&P 500


Schedule of Investments

DECEMBER 31, 1999

LARGE CAP GROWTH

SHARES    COMPANY                                            MARKET VALUE

COMMON STOCKS - 97.55%
CAPITAL GOODS - 7.50%
 1,500    Applied Materials, Inc.                           $     190,031
 4,000    Tyco International Ltd.                                 155,500
                                                                  345,531
CONSUMER CYCLICAL - 11.81%
 1,100    General Electric Co.                                    170,225
 2,700    Home Depot, Inc.                                        185,119
 1,400    Kohl's Corp.                                            101,062
 3,000    Walgreen Co.                                             87,750
                                                                  544,156
CONSUMER STAPLES - 3.80%
 1,500    Coca-Cola Co.                                            87,375
   800    Procter & Gamble Co.                                     87,650
                                                                  175,025
FINANCIAL - 7.14%
 1,500    American International Group, Inc.                      162,187
 3,000    Citigroup, Inc.                                         166,688
                                                                  328,875
HEALTHCARE - 7.05%
 4,000    Medtronic, Inc.                                         145,750
 3,000    Pfizer, Inc.                                             97,312
 1,000    Warner-Lambert Co.                                       81,938
                                                                  325,000
MEDIA & ENTERTAINMENT - 3.69%
 3,000    AT&T Corp. Liberty Media Group                          170,250

TECHNOLOGY - 50.15%
 1,500    America Online, Inc.                                    113,156
 2,700    Cisco Systems, Inc.                                     289,238
 1,500    Clear Channel Communications, Inc.                      133,875
 2,400    Comcast Corp. Cl. A (non-voting)                        120,600
 1,700    EMC Corp.                                               185,725
 3,000    L.M. Ericsson                                           197,063
 1,500    LSI Logic Corp.                                         101,250
 2,000    Lucent Technologies                                     149,625
 3,000    MCI Worldcom, Inc.                                      159,187
 1,400    Microsoft Corp.                                         163,450
 1,200    Motorola, Inc.                                          176,700
   600    Nokia Corp.                                             114,000
 1,700    Oracle Corp.                                            190,506
 1,500    Texas Instruments, Inc.                                 145,313
   500    Veritas Software Corp.                                   71,562
                                                                2,311,250
TRANSPORTATION - 3.04%
 1,400    Omnicom Group                                           140,000

UTILITIES - 3.37%
 3,500    Enron Corp.                                             155,313

TOTAL COMMON STOCKS                                             4,495,400
(Cost $2,709,443)

TOTAL INVESTMENTS - 97.55%                                      4,495,400
(Cost $2,709,443)

Other assets less liabilities - 2.45%                             112,715

TOTAL NET ASSETS - 100.00%                                  $   4,608,115

For federal income tax purposes, the identified cost of investments owned at December 31, 1999 was $2,714,278.

Net unrealized appreciation for federal income tax purposes was $1,781,122, which is comprised of unrealized appreciation of $1,781,884 and unrealized depreciation of $762.

See accompanying Notes to Financial Statements.


Mid Cap Equity

Performance in the third quarter was poor, with the Mid Cap Equity Portfolio returning -6.2%, but rebounded in the fourth quarter, up 9.2%. Relative to the unmanaged Standard & Poor's Mid Cap Index the reverse was true with good performance in the third quarter and poor results in the fourth quarter. For the year ended December 31, 1999, the Portfolio had a return of 2.3% compared to the index return of 14.7%. This underperformance relative to the benchmark in both the second half and for the year was primarily due to the strong returns from the highest price/earnings (P/E) stocks in our universe.

Our approach is to buy stocks that offer "growth at a reasonable price." What worked in the last quarter of 1999 was "growth at any price" with the highest P/E stocks outperforming the market by a wide margin. This perverse return to value has been a consistent theme over the past two years. Since the Portfolio does not generally invest in very high P/E stocks, this theme has clearly hurt relative performance. We are confident that this trend will reverse, and that investors will inevitably return to focusing on valuation measures. When they do, we believe that the Portfolio is well positioned relative to the market.

We continue to expect the U.S. economy to grow, and for inflation to remain under control. There will be increasing pressure on the inflation front, and we expect the Federal Reserve to continue raising rates to slow the economy. Both the economic expansion and the bull market in stocks have lasted far longer than the historic norms. In addition, stock valuations (especially large cap growth and internet issues) are at extremes. Given this environment, we believe that a stock market correction is not improbable. However, we continue to expect positive returns from stocks over the intermediate term.

Standish, Ayer & Wood, Inc.

CHART - MID CAP EQUITY PORTFOLIO VERSUS S&P MID CAP 400 INDEX


Schedule of Investments

DECEMBER 31, 1999

MID CAP EQUITY

SHARES    COMPANY                                            MARKET VALUE

COMMON STOCKS - 98.28%
BASIC MATERIALS - 2.81%
   400    OM Group, Inc.                                    $      13,775
 1,200    Westvaco Corp.                                           39,150
 1,500    Worthington Industries, Inc.                             24,844
                                                                   77,769
CAPITAL GOODS - 1.88%
   700    Ingersoll-Rand Co.                                       38,544
   300    Lafarge Corp.                                             8,287
   100    Southdown, Inc.                                           5,162
                                                                   51,993
CONSUMER CYCLICAL - 20.39%
   300    Avery Dennison Corp.                                     21,862
 1,000    Brinker International, Inc.                              24,000
   800    Federated Department Stores, Inc.*                       40,450
     3    Flowers Industries, Inc.                                     48
   600    Furniture Brands International*                          13,200
 1,600    Interim Services, Inc.*                                  39,600
 1,200    Jones Apparel Group, Inc.*                               32,550
   600    Linens `n Things, Inc.*                                  17,775
 1,200    Mohawk Industries, Inc.*                                 31,650
  1,300   Navistar International*                                  61,588
   500    Omnicom Group                                            50,000
   500    Paychex, Inc.                                            20,000
   800    Ross Stores, Inc.                                        14,350
 1,200    Safeway, Inc.*                                           42,675
 1,000    Supervalu, Inc.                                          20,000
 1,200    TJX Companies, Inc.                                      24,525
   800    Tommy Hilfiger Corp.*                                    18,650
 1,300    U.S. Foodservice*                                        21,775
 1,000    Valassis Communications, Inc.*                           42,250
   400    Whirlpool Corp.                                          26,025
     2    Xerox Corp.                                                  45
                                                                  563,018
CONSUMER STAPLES - 6.84%
   300    Ball Corp.                                               11,812
   700    Bestfoods                                                36,794
   500    Earthgrain Co.                                            8,063
   300    Gannett, Inc.                                            24,469
   500    IBP, Inc.                                                 9,000
   600    Kaufman & Broad Home Corp.                               14,512
   700    Knight-Ridder, Inc.                                      41,650
   400    Quaker Oats Co.                                          26,250
   804    Universal Foods Corp.                                    16,382
                                                                  188,932
ENERGY - 8.56%
 1,600    American Power Conversion Corp.*                         42,200
     6    BP Amoco PLC                                                356
   400    Chevron Corp.                                            34,650
 1,500    Coastal Corp.                                            53,156
   900    Constellation Energy Corp.*                              26,100
   600    Dynergy, Inc.                                            14,587
 1,200    El Paso Energy Corp.                                     46,575
   900    Energy East Corp.                                        18,731
                                                                  236,355
FINANCIAL - 18.18%
   400    AMBAC Financial Group                                    20,875
 1,000    Americredit Corp.*                                       18,500
 2,250    AmSouth Bancorp.                                         43,453
     3    Chase Manhattan Corp.                                       233
 1,000    Conseco, Inc.                                            17,875
   600    Cullen/Frost Bankers, Inc.                               15,450
   300    Federal Home Loan Mortgage Corp.                         14,119
   300    Federal National Mortgage Assn.                          18,731
   600    Fleet Boston Financial Corp.                             20,888
   200    General Growth Properties                                 5,600
   600    Golden West Financial Co.                                20,100
   415    Liberty Property Trust                                   10,064
   618    North Fork BanCorp.                                      10,815
 1,100    Paine Webber Group, Inc.                                 42,694
   600    PMI Group, Inc.                                          29,287
   400    PNC Bank Corp.                                           17,800
   600    Prentiss Properties Trust                                12,600
   600    Protective Life Corp.                                    19,087
     1    Reliastar Financial Corp.                                    39
   300    SouthTrust Corp.                                         11,344
 1,400    Standard & Poor's 400 Mid-Cap Depository Receipts       113,575
   202    Standard & Poor's 500 Depository Receipts                29,669
   400    Webster Financial Corp.                                   9,425
                                                                  502,223
HEALTHCARE - 7.40%
   500    Abbott Laboratories                                      18,156
   800    Amerisource Health Corp. Cl. A*                          12,150
 1,100    Biomet, Inc.*                                            44,000
   700    Genzyme Corp.*                                           31,500
   300    Lam Research Corp.*                                      33,469
 1,400    Sybron Corp.*                                            34,562
   300    Watson Pharmaceutical, Inc.*                             10,744
   300    Wellpoint Health Networks, Inc.*                         19,781
                                                                  204,362
TECHNOLOGY - 23.19%
   300    Adaptec, Inc.*                                           14,963
   400    Adobe Systems, Inc.                                      26,900
   500    Analog Devices, Inc.*                                    46,500
   500    Apple Computer*                                          51,406
     1    AT&T Corp.*                                                  51
   400    Black Box Corp.*                                         26,800
   900    Burr-Brown Corp.*                                        32,512
   600    Computer Association International, Inc.                 41,963
 1,400    Cypress Semiconductor Corp.*                             45,325
 1,200    Integrated Device Technology, Inc.*                      34,800
   300    Lexmark International Group Cl. A*                       27,150
   400    Microchip Technology, Inc.*                              27,375
   300    Novellus Systems, Inc.*                                  36,759
   300    Pinnacle West Capital Corp.                               9,169
   500    Symantec Corp.*                                          29,313
   450    Symbol Technologies                                      28,603
   400    Synopsys, Inc.*                                          26,700
   600    Unisys Corp.*                                            19,163
   300    U.S. Cellular Corp.*                                     30,281
   400    United Technologies                                      26,000
   400    Waters Corp.*                                            21,200
   500    Xircom, Inc.*                                            37,500
                                                                  640,433
TRANSPORTATION & SERVICES - 2.34%
   500    General Dynamics Corp.                                   26,375
   800    USFreightways Corp.                                      38,300
                                                                   64,675
UTILITIES - 6.69%
   400    AES Corp.*                                               29,900
   621    BellSouth Corp.*                                         29,071
   600    Calpine Corp.                                            38,400
 1,050    CenturyTel, Inc.                                         49,744
   300    Dominion Resources, Inc.                                 11,775
   602    FPL Group, Inc.                                          25,773
                                                                  184,663

TOTAL COMMON STOCKS                                             2,714,423
(Cost $2,392,042)

 FACE
AMOUNT    DESCRIPTION                                        MARKET VALUE

REPURCHASE AGREEMENT - 0.69%
$  19,000 State Street Bank and Co., 2.50% due 1/03/00
               (Collateralized by U.S. Treasury Notes,
               8.75% due 8/15/00 with a value of $20,975)          19,000
(Cost $19,000)

TOTAL INVESTMENTS - 98.97%                                      2,733,423
(Cost $2,411,042)

Other assets less liabilities - 1.03%                              28,344

TOTAL NET ASSETS - 100.00%                                  $   2,761,767

For federal income tax purposes, the identified cost of investments owned at December 31, 1999 was $2,411,042.

Net unrealized appreciation for federal income tax purposes was $322,381, which is comprised of unrealized appreciation of $442,041 and unrealized depreciation of $119,660.

*Non-income producing security

See accompanying Notes to Financial Statements.


Small Cap Equity

The domestic equity market enjoyed another exceptional year in 1999, but did present challenges to the average investor. Beyond robust technology stocks, the market's narrow focus meant tracking the major indices somewhat difficult for a highly diversified portfolio. The underlying theme in the divergence between the haves and have-nots continues to be earnings growth. Despite rising interest rates that dampened many companies' prospects, rapidly growing firms remained buoyant in a sometimes-difficult environment. As growth investors with an emphasis in dynamic industries, the prevailing market trends favored our investment style, setting the foundation for strong 1999 returns.

Fourth quarter results can be characterized by three primary market factors: investors' very positive sentiment towards growth stocks, the extended technology sector rally, and a favorable initial public offering market for small cap companies. Each of these trends benefited the portfolio in 1999, and particularly the fourth quarter. We increased our technology weighting in the portfolio from 29% to 37% during the year's last three months, through both stock price appreciation in current holdings and additional allocations to the sector. We also had nine stocks, held throughout the quarter, which advanced by more than 100% in price. Finally, twelve of our one hundred and forty-one holdings at year-end came in as new ideas from the late-1999 IPO market.

Highlighting one stock outside of the technology sector, Independent Energy advanced 74% in the quarter and, at 3.0%, is the portfolio's largest holding. The company continues to make significant inroads into the United Kingdom's deregulated market for natural gas and electricity, and is poised for rapid growth in the years ahead. We are also enthusiastic about one of our recent purchases, Dusa Pharmaceuticals (0.4% of total assets). Dusa has received FDA approval for a light-based treatment (photodynamic) used to destroy pre-cancerous skin lesions. Dermatologists are expected to rapidly adopt the company's technology, and we believe there are other cancer markets where photodynamic therapy will work.

Stein Roe & Farnham Incorporated

CHART - SMALL CAP EQUITY PORTFOLIO VERSUS S&P 600 INDEX


Schedule of Investments

DECEMBER 31, 1999

SMALL CAP EQUITY

SHARES    COMPANY                                            MARKET VALUE

COMMON STOCKS - 93.47%
BASIC MATERIALS - 1.17%
         900   Geon Co.                                     $      29,250
         250   Stillwater Mining Co.                                7,969
                                                                   37,219
CAPITAL GOODS - 1.61%
         800   Astec Industries                                    15,050
         400   Kemet Corp.                                         18,025
         500   Tetra Technology                                     7,688
         594   Westinghouse Air Brake Co.                          10,543
                                                                   51,306
CONSUMER CYCLICAL - 8.77%
         400   Ames Department Stores, Inc.*                       11,525
         400   Ann Taylor Stores Corp.*                            13,775
         500   Applebee's International, Inc.                      14,750
         200   Catalina Marketing Corp.                            23,150
         750   CEC Entertainment                                   21,281
         450   Ethan Allen Interiors                               14,428
         500   Harte-Hanks, Inc.                                   10,875
         500   Linens 'n Things, Inc.                              14,813
         700   Mohawk Industries, Inc.                             18,463
         300   99 Cents Only Stores                                11,475
       1,000   O'Reilly Automotive                                 21,500
         200   Radio One, Inc.*                                    18,400
         500   Ruby Tuesday, Inc.*                                  9,094
         300   Scotts Co. Ohio Cl. A*                              12,075
       1,000   Towere Automotive, Inc.                             15,437
         800   Tuesday Morning Corp.                               14,750
         450   Westwood One, Inc.*                                 34,200
                                                                  279,991
CONSUMER STAPLES - 3.02%
       1,300   Aptargroup, Inc.                                    32,663
         400   Canadaigua Brands, Inc.  Cl. A                      20,400
         600   Smithfield Foods, Inc.                              14,400
         600   Zale Corp.*                                         29,025
                                                                   96,488
ENERGY - 2.82%
         500   Barrett Resources Co.*                              14,719
         600   Cal Dive International, Inc.*                       19,875
       1,100   Pogo Producing Co.                                  22,550
       1,800   Santa Fe Snyder Corp.                               14,400
         800   UTI Energy Corp.                                    18,450
                                                                   89,994
FINANCIAL - 7.14%
         500   Choicepoint, Inc.                                   20,688
         250   Commerce Bancorp.                                   10,109
         800   Cullen Frost Bankers, Inc.                          20,600
         200   E.W. Blanch Holdings, Inc.                          12,250
         700   Legg Mason, Inc.                                    25,375
       1,200   Pinnacle Holdings, Inc.*                            50,850
         200   SEI Investments                                     23,803
         800   U.S. Trust Corp.                                    64,150
                                                                  227,825
HEALTHCARE - 9.39%
         300   Alkermes, Inc.*                                     14,738
         300   Allscripts, Inc.*                                   13,200
         900   Alpharma, Inc.                                      27,675
         900   Chromavision Medical Systems                        13,725
         400   Cytyc Corp.                                         24,425
         500   Dusa Pharmaceuticals, Inc.*                         14,250
         200   IDEC Pharmaceuticals Corp.                          19,650
         300   Idexx Laboratories, Inc.                             4,838
         900   Jones Pharma, Inc.                                  39,094
         600   Medicis Pharmaceutical Cl. A                        25,537
         200   Medimmune, Inc.                                     33,175
         400   Medquist, Inc.                                      10,325
         300   Priority Healthcare Corp.  Cl. B                     8,681
         600   Renal Care Group, Inc.                              14,025
         730   Shire Pharmaceuticals Group*                        21,257
         400   Zoll Medical Corp.*                                 15,275
                                                                  299,870
MEDIA & ENTERTAINMENT - 6.06%
         400   AVT Corp.                                           18,800
         300   ACME Communications, Inc.*                           9,975
       1,100   Alaska Communications Systems Group*                13,613
         300   Art Technology Group, Inc.                          38,437
         600   Cumulus Media, Inc. Cl. A*                          30,450
         900   Focal Communications Corp.*                         21,712
         400   InterVoice-Brite, Inc.                               9,300
         500   Primus Telecommunications Group, Inc.               19,125
         400   Radio Unica Communications*                         11,550
         900   Salem Communications Corp. Cl. A*                   20,363
                                                                  193,325
MISCELLANEOUS - 8.90%
         600   American Management Systems, Inc.                   18,825
         700   Concord Camera Corp.*                               15,925
         300   Certicom Corp.                                      17,836
         400   Cybersource Corp*                                   20,700
         600   DeVry, Inc.                                         11,175
         500   Dionex Corp.                                        20,594
         500   Insituform Technologies, Inc. Cl. A*                14,125
         400   Intervu, Inc.*                                      42,000
         500   Iron Mountain, Inc.                                 19,656
       1,000   MRV Communications, Inc.                            62,875
         300   Profit Recovery Group International, Inc.            7,969
         200   QRS Corp.                                           20,862
         100   Rudolph Technologies, Inc.*                          3,350
         200   Sonicwall, Inc.*                                     8,050
                                                                  283,942
TECHNOLOGY - 36.77%
       1,200   Actuate Software Corp.                              51,450
         400   BISYS Group*                                        26,100
         200   Bluestone Software, Inc.*                           23,000
         200   Broadvision, Inc.                                   34,013
       1,050   Burr Brown Corp.                                    37,931
         600   C-Cube Microsystems, Inc.                           37,350
         100   Cacheflow, Inc.*                                    13,069
         400   Clarus Corp.*                                       26,400
         600   Clickaction, Inc.*                                  17,663
         150   Comverse Technology, Inc.                           21,713
         400   CTS Corp.                                           30,150
         200   El Sitio, Inc.*                                      7,350
         400   Entrust Technologies, Inc.*                         23,975
         200   Espeed, Inc. Cl. A*                                  7,113
         600   Gentex Corp.                                        16,650
         500   Getthere.com, Inc.*                                 20,125
         500   ITC Deltacom, Inc.                                  13,812
         700   Integrated Systems, Inc.                            23,494
       1,000   Inter-Tel, Inc.                                     25,000
         100   Interwoven, Inc.*                                   12,162
         200   Intraware, Inc.*                                    15,800
         500   ION Networks, Inc.                                  11,188
         300   JNI Corp.*                                          19,800
         200   Jones Intercable, Inc.*                             13,862
         250   Kronos, Inc.                                        15,000
         200   LAM Research Corp.                                  22,312
         900   LTX Corp.*                                          20,137
         700   Lightpath Technologies, Inc.*                       13,081
         500   Macromedia, Inc.                                    36,562
         300   Management Network Group*                            9,787
         200   Maxygen, Inc.*                                      14,200
         500   Media 100, Inc.                                     13,219
         500   Mercury Interactive Corp.                           53,969
         400   Micrel Semiconductor, Inc.                          22,775
         600   National Computer Systems, Inc.                     22,575
         600   National Instruments Corp.                          22,950
         200   Novellus Systems                                    24,506
         500   Official Payments Corp.*                            26,000
         450   Orbotech Ltd.                                       34,875
         500   Plexus                                              22,000
         200   Qlogic Corp.                                        31,975
         300   Saleslogix Corp.*                                   12,319
         100   Sensar Corp.                                         5,950
         500   Silicon Valley Bancshares                           24,750
         300   SPSS, Inc.*                                          7,575
         700   Symantec Corp.                                      41,037
         400   Telecorp PCS, Inc.*                                 15,200
         400   Titan Corp.*                                        18,850
         200   Transwitch Corp.                                    14,513
         400   TSI International Software Ltd.                     22,650
         400   Verity, Inc.                                        17,025
         400   Vitesse Semiconductor Corp.                         20,975
         500   Xircom, Inc.*                                       37,500
                                                                1,173,437
TRANSPORTATION & SERVICES - 4.39%
         800   American Freightways Corp.                          12,950
       1,200   Circle International Group, Inc.                    26,700
         600   Expeditors International                            26,287
         400   Lason, Inc.*                                         4,400
       1,300   SkyWest, Inc.                                       36,400
         700   U.S. Freightways Corp.                              33,513
                                                                  140,250
UTILITIES - 3.43%
         200   Calpine Corp.                                       12,800
        2,900  Independent Energy Holdings*                        96,606
                                                                  109,406

TOTAL COMMON STOCKS                                             2,983,053
(Cost $2,051,551)

FACE
AMOUNT    DESCRIPTION                                        MARKET VALUE

REPURCHASE AGREEMENT - 6.89%
$220,000  UMB Bank, n.a.,
               3.00%, due 1/03/00 (Collateralized by Federal
               National Mortgage Discount Notes, due 1/26/00
               with a value of $225,091)                          220,000
(Cost $220,000)

TOTAL INVESTMENTS - 100.36%                                     3,203,053
(Cost $2,271,551)

Other assets less liabilities - (0.36%)                           (11,408)

TOTAL NET ASSETS - 100.00%                                  $   3,191,645

For federal income tax purposes, the identified cost of investments owned at December 31, 1999 was $2,273,579.

Net unrealized appreciation for federal income tax purposes was $929,474, which is comprised of unrealized appreciation of $1,006,011 and unrealized depreciation of $76,537.

*Non-income producing security

See accompanying Notes to Financial Statements.


Growth & Income

Evidence of a global economic recovery emerged early in 1999. By mid-year, it became apparent that global economic conditions were generally improving, as reflected in increasing demand for commodities such as paper, metals and chemicals. Much of the global rebound could be attributed to the Federal Reserve Board's last interest rate cut in the autumn of 1998 and rapid increases in the monetary supply in an attempt to pump liquidity into many of the world's faltering economies. As global markets continued to improve throughout 1999, the Federal Reserve Board decided that this stimulus was no longer needed, resulting in a series of fall rate hikes that have normalized U.S. interest rates from their record lows last year. Overall, GDP growth in the U.S. remained strong throughout the period, with a healthy labor market resulting in steady production and income gains.

Rising interest rates in recent months caused the following leadership shift in the stocks of large companies: interest-rate-sensitive sectors such as electric utilities and financial services underperformed, whereas technology stocks demonstrated tremendous relative strength despite their high valuations. Over the course of the year, the Portfolio remained underweighted in the financial services sector, in anticipation of rising interest rates. Likewise, we were well positioned to benefit from the leadership position of the technology sector, with select holdings generating strong gains. We also increased our exposure in basic materials industries, in anticipation of further global economic recovery throughout 2000 and 2001.

We expect to see global economic growth continue throughout the coming year. In response, we are adding holdings in companies that this recovery is likely to favor, such as those producing basic materials and capital goods. In the U.S., some signs are emerging that the economy may be moderating. With a diminished risk of significant future U.S. interest rate hikes, we are reconsidering financial services stocks, many of which display solid fundamentals at attractive prices. We believe that any possibility of a future interest rate increase is already reflected in the low stock prices of these companies.

Lord, Abbett & Co.

CHART - GROWTH & INCOME PORTFOLIO VERSUS S&P 500


Schedule of Investments

DECEMBER 31, 1999

GROWTH & INCOME FUND

SHARES    COMPANY                                            MARKET VALUE

COMMON STOCKS - 95.14%
BASIC MATERIALS - 11.12%
     1,100     Alcoa, Inc.                                  $      91,300
       600     Dow Chemical Co.                                    80,175
     1,700     International Paper Co.                             95,944
     1,000     Phelps Dodge Corp.                                  67,125
     1,300     Rohm & Haas Co.                                     52,894
       500     USX-U.S. Steel Group                                16,500
                                                                  403,938
CAPITAL GOODS - 6.77%
     1,500     Deere & Co.                                         65,063
       900     Emerson Electric Co.                                51,637
     1,400     Honeywell International, Inc.                       80,791
     2,000     Loral Space & Communications, Ltd.*                 48,625
                                                                  246,116
CONSUMER CYCLICAL - 7.51%
     2,300     Consolidated Stores Corp.                           37,375
     1,000     Dow Jones & Company, Inc.                           68,000
     1,000     Federated Department Stores, Inc.*                  50,563
       600     Ford Motor Co.                                      32,062
       600     Gannett Company, Inc.                               48,938
       800     Seagram Co. Ltd.                                    36,000
                                                                  272,938
CONSUMER STAPLES - 5.58%
     4,200     Archer-Daniels-Midland Co.                          51,188
       900     Black & Decker Corp.                                47,025
       500     Minnesota Mining & Mfg. Co.                         48,937
     2,000     Ralston-Ralston Purina Group                        55,750
                                                                  202,900
ENERGY - 11.13%
       400     Atlantic Richfield Co.                              34,600
     1,000     BP Amoco PLC                                        59,312
     1,500     Coastal Corp.                                       53,156
     1,100     Exxon Mobil Corp.                                   88,619
     1,000     Schlumberger Ltd.                                   56,250
       800     Texaco, Inc.                                        43,450
       900     Total Fina SA                                       62,325
       194     Transocean Sedco Forex, Inc.                         6,522
                                                                  404,234
FINANCIAL - 18.46%
     3,600     ACE Ltd.                                            60,075
       600     Aetna, Inc.                                         33,488
     1,100     American General Corp.                              83,463
     1,800     Aon Corp.                                           72,000
     1,000     Bank One Corp.                                      32,062
       800     Chase Manhattan Corp.                               62,150
     1,200     Ceridian Corp.                                      25,875
       500     Cigna Corp.                                         40,281
       700     Federal National Mortgage Association               43,706
     1,500     Fleet Boston Financial Corp.                        52,219
       700     Jefferson Pilot Corp.                               47,775
       400     Morgan Stanley Dean Witter & Co.                    57,100
     1,500     Wells Fargo Co.                                     60,656
                                                                  670,850
HEALTHCARE - 4.62%
     1,700     American Home Products Corp.                        67,044
     1,600     Columbia/HCA Healthcare Corp.                       46,900
     1,200     Pharmacia & UpJohn, Inc.                            54,000
                                                                  167,944
MEDIA & ENTERTAINMENT - 0.42%
       200     MediaOne Group, Inc.                                15,362

TECHNOLOGY - 19.37%
     1,600     AT&T Corp.                                          81,200
       300     Apple Computer, Inc.                                30,844
       900     CBS Corp.                                           57,544
     2,500     Cadence Design Systems, Inc.                        60,000
     1,600     Compaq Computer Corp.                               43,300
       900     First Data Corp.                                    44,381
       600     International Business Machines Corp.               64,800
     1,050     MCI WorldCom, Inc.                                  55,716
       800     Oracle Corp.                                        89,650
       700     Sun Microsystems, Inc.                              54,206
       600     Texas Instruments, Inc.                             58,125
     2,000     Unisys Corp.                                        63,875
                                                                  703,641
UTILITIES - 10.16%
       800     Alltel Corp.                                        66,150
     1,000     Bell Atlantic Corp.                                 61,562
       800     Carolina Power & Light Co.                          24,350
     1,300     Dominion Resources, Inc.                            51,025
     1,300     Duke Energy Corp.                                   65,163
     2,300     FirstEnergy Corp.                                   52,181
     1,000     SBC Communications, Inc.                            48,750
                                                                  369,181

TOTAL COMMON STOCKS                                             3,457,104
(Cost $2,900,763)

PREFERRED STOCK - 1.33%
       400     Houston Industries                                  48,200
(Cost $32,468)

TOTAL INVESTMENTS - 96.47%                                      3,505,304
(Cost $2,933,231)

Other assets less liabilities - 3.53%                             128,218

TOTAL NET ASSETS - 100.00%                                  $   3,633,522

For federal income tax purposes, the identified cost of investments owned at December 31, 1999 was $2,937,898.

Net unrealized appreciation for federal income tax purposes was $567,406, which is comprised of unrealized appreciation of $691,202 and unrealized depreciation of $123,796.

*Non-income producing security

See accompanying Notes to Financial Statements.


Balanced

The Balanced Portfolio generated a total return (price change and reinvested distributions) of 8.21% for the year ended December 31, 1999. Since inception (November 13, 1997), the Portfolio's annualized total return has been 0.88%. The average balanced fund, as measured by Lipper Analytical Services, registered a return of 8.98% for the year. The Portfolio started the year with a relatively low allocation to common stocks (42%), but built its position in stocks to 59% by year-end. The Portfolio's slight underperformance was due to a combination of lower than peer average exposure to stocks during the year and weak performance by some of the Portfolio's convertible and corporate bond holdings.

Particularly hard hit early in the year were technology and energy corporate and convertible bonds. Our investment in semiconductor, disk drive and computer capital equipment convertibles proved to be early, but the yields at purchase were attractive and we have been paid a handsome income to wait for the next industry upturn. The good news is that these securities started to perform better in the fourth quarter of 1999, and the outlook is positive for 2000. The same holds true for our exposure to energy. The huge rise in oil prices in the second half of 1999 has improved the outlook for energy bonds materially moving into the new year.

The Portfolio gradually moved to a higher exposure in common stocks in response to the strong U.S. economy and our belief that corporate profit growth would accelerate. As interest rates rose during the year, the remaining bonds in the Portfolio were negatively impacted. Interest rates have now risen further than we anticipated and are creating a scenario where it may make sense to allocate some money back to bonds. While we will not likely return near-term to our historical combination of roughly 1/3 blue chip stocks, 1/3 high yield corporate bonds and 1/3 high yield convertible securities, stock exposure will likely be reduced somewhat and portfolio income will be boosted.

Our outlook for the coming year is mostly positive. Corporate earnings continue to be the bright spot and should receive a further boost by improved exports. Foreign economies are clearly on the mend, which is very positive for U.S.- based multinationals. The one concern is how far the Federal Reserve is willing to further boost interest rates in spite of relatively tame inflation numbers. They are clearly uncomfortable with GDP growth above 5%, and what they view as rampant speculation in internet and most technology stocks. However, they also seem to recognize the higher productivity potential of corporate America. They are clearly walking a fine line. At present, we don't believe they will move so aggressively on rates that they risk recession or a stock market crash.

Kornitzer Capital Management, Inc.

CHART - BALANCED PORTFOLIO VERSUS S&P 500 AND MERRILL LYNCH BOND FUND INDEX WEIGHTED AVERAGE


Schedule of Investments

DECEMBER 31, 1999

BALANCED

SHARES    COMPANY                                            MARKET VALUE

COMMON STOCKS - 58.42%
CONSUMER CYCLICAL - 13.73%
 1,250    Carnival Corp.                                    $      59,766
 3,500    Elcor Corp.                                             105,438
 3,000    Ethan Allen Interiors, Inc.                              96,187
 2,000    Mirage Resorts, Inc.                                     30,625
 3,000    ServiceMaster Co.                                        36,937
 4,000    Strayer Education, Inc.                                  79,000
                                                                  407,953
CONSUMER STAPLES - 2.85%
   500    McDonald's Corp.                                         20,156
 1,000    PepsiCo, Inc.                                            35,250
 1,000    Walt Disney Co.                                          29,250
                                                                   84,656
ENERGY - 4.30%
14,000    Frontier Oil Corp.*                                      94,500
 2,000    McDermott International, Inc.                            18,125
   250    Royal Dutch Petroleum Co.                                15,109
                                                                  127,734
FINANCIAL - 10.83%
   750    American Express Co.                                    124,688
 2,250    Kansas City Southern Industries, Inc.                   167,907
   500    UnumProvident Corp.                                      16,031
   500    Washington Mutual, Inc.                                  13,000
                                                                  321,626
HEALTHCARE - 7.78%
   250    Abbott Laboratories                                       9,078
 1,000    American Home Products Corp.                             39,437
 1,500    Merck & Company, Inc.                                   100,594
 1,000    Quintiles Transnational Corp.                            18,688
 1,500    Schering-Plough Corp.                                    63,281
                                                                  231,078
TECHNOLOGY - 11.59%
   250    Analog Devices, Inc.                                     23,250
   500    Atmel Corp.                                              14,781
   500    Cisco Systems, Inc.                                      53,563
   750    Hewlett-Packard Co.                                      85,453
 1,000    Intel Corp.                                              82,313
   250    Microsoft Corp.                                          29,187
 1,000    Scientific Atlantic, Inc.                                55,625
                                                                  344,172
TRANSPORTATION - 4.66%
 2,000    FDX Corp.                                                81,875
 3,500    Southwest Airlines Co.                                   56,656
                                                                  138,531
UTILITIES - 2.68%
 1,000    Enron Corp.                                              44,375
   500    GTE Corp.                                                35,281
                                                                   79,656

TOTAL COMMON STOCKS                                             1,735,406
(Cost $1,564,785)

CONVERTIBLE PREFERRED STOCKS - 7.44%
 2,000    Bethlehem Steel                                          63,000
 2,000    Freeport-McMoRan Oil and Gas Royalty Trust               38,125
 6,000    ICO, Inc.                                                78,000
   250    Kmart Financing                                          10,937
   800    Texas Industries, Inc.                                   30,800
TOTAL CONVERTIBLE PREFERRED STOCKS                                220,862
(Cost $281,082)

FACE
AMOUNT    DESCRIPTION                                        MARKET VALUE

CORPORATE BONDS - 14.58%
$25,000   Argosy Gaming, 10.75% due 6/01/09                        26,438
 15,000   Callon Petroleum, 10.00% due 12/15/01                    14,738
100,000   Eagle Geophysical, Inc.,* 10.75% due 7/15/08              8,500
 50,000   Frontier Oil Corp., 9.125% due 2/15/06                   45,250
 30,000   Kmart Funding, Series G, 9.44% due 7/01/18               28,458
 75,000   Kaiser Aluminum & Chemical Corp., 12.75% due 2/01/03     75,375
 50,000   Republic Group, 9.50% due 7/15/08                        47,250
 50,000   Specialty Retailers, Inc., 9.00% due 7/15/07             29,375
125,000   United Refining Co., 10.75% due 6/15/07                  79,375
100,000   Wiser Oil Co., 9.5% due 5/15/07                          78,500
TOTAL CORPORATE BONDS                                             433,259
 (Cost $614,262)

CONVERTIBLE CORPORATE BONDS - 18.11%
 55,000   Allwaste, Inc., 7.25% due 6/01/14                         4,400
175,000   HMT Technology Corp., 5.75% due 1/15/04                  69,344
125,000   Integrated Device Technologies, 5.50% due 6/01/02       137,812
100,000   Intervac, Inc., 6.50% due 3/01/04                        55,000
125,000   Key Energy Group, 5.00% due 9/15/04                      86,250
101,000   Lomak Petroleum, 6.00% due 2/01/07                       61,610
 50,000   Micron Technology, 7.00% due 7/01/04                     64,562
 75,000   Sunrise Assisted Living, 5.50% due 6/15/02               59,063
TOTAL CONVERTIBLE CORPORATE BONDS                                 538,041
(Cost $697,435)

TOTAL INVESTMENTS - 98.55%                                      2,927,568
(Cost $3,157,564)

Other assets less liabilities - 1.45%                              43,071

TOTAL NET ASSETS - 100.00%                                  $   2,970,639

For federal income tax purposes, the identified cost of investments owned at December 31, 1999 was $3,157,564.

Net unrealized depreciation for federal income tax purposes was $229,996, which is comprised of unrealized appreciation of $358,172 and unrealized depreciation of $588,168.

*Non-income producing security

See accompanying Notes to Financial Statements.


Intermediate Fixed Income

The Investor's Mark Intermediate Fixed Income Portfolio outperformed its benchmark in 1999 by a substantial margin*, but fixed income results for the year were disappointing on an absolute basis as interest rates rose due to the domestic economy's strength. The year began strongly as the bond market rallied after the difficulties of 1998 in emerging markets and domestic hedge funds. Yet, by mid-year, the rally was cut off as bond investors grew worried about the extraordinary strength of the domestic economy, the recovery of international economies, the potential for a resurgence of inflation, and Y2K fears. The Portfolio's neutral duration and heavy reliance on corporates and mortgages allowed it to weather these negative factors.

The Portfolio's trading activity was focused earlier in the year on reducing duration (or interest rate sensitivity) and major sector shifts which gave way by the last quarter to trading which centered on issue swaps. The first quarter was characterized by very heavy positions in corporates and mortgages which represented great opportunity for return after 1998's difficulties. As the year progressed and these non-Treasury holdings did well on a relative basis and as economic fears arose, we reduced the size of the Portfolio's holdings in such issues and increased Treasuries. We further filled in our trading with swapping of issues that would benefit or suffer as the economy moved toward its tenth year of the recovery with a transition to lower growth.

Our outlook for the economy is one of reduced, but positive growth with contained inflation. In the case of interest rates, their recent rise, as exemplified by the 30 year U.S. Treasury which is now hovering around 6.7%, is predicated on levels of growth and surging inflation which we do not see, but rather only fear at this time. Although the Fed most probably will raise rates, the weakness in bonds is overextended and leads to a condition of undervaluation for both corporates and mortgages which are the key positions in a duration neutral portfolio as we enter a promising, new year.

Total Return as of December 31, 1999*
                                            SINCE COMMENCEMENT
                                 ONE YEAR    NOVEMBER 13, 1997
Portfolio                         -0.19%           2.91%
Lehman Brothers Aggregate
 Bond Index                       -0.82%           4.26%

Standish, Ayer & Wood, Inc.


Schedule of Investments

DECEMBER 31, 1999

INTERMEDIATE FIXED INCOME

SHARES    COMPANY                                            MARKET VALUE

CONVERTIBLE PREFERRED STOCK - 0.71%
      500 Equity Office Properties                          $      18,000
(Cost $25,000)

FACE
AMOUNT    DESCRIPTION                                        MARKET VALUE

CORPORATE BONDS - 38.88%
$ 10,000  American Standard, 7.125% due 2/15/03                     9,600
  25,000  Aramark Services, 6.75% due 8/01/04                      23,493
  25,000  Bank of Boston Home, 6.14% due 6/25/13                   23,273
  25,000  Capital One Master Trust, 5.43% due 1/15/07              23,716
  25,000  Chase Commercial Mortgage, 7.37% due 12/19/07            22,531
  50,000  Conseco Financial, 6.80% due 6/15/05                     46,578
  25,000  Cox Communications, 7.75% due 8/15/06                    25,261
  25,000  CSC Holdings, 8.125% due 7/15/09                         24,878
  25,000  CSX Corp., 7.25% due 5/01/04                             24,778
  25,000  CVS Corp., 5.50% due 2/15/04                             23,328
  25,000  Daimler Chrysler, 6.90% due 9/01/04                      24,636
  25,000  Ford Motor Credit, 7.375% due 10/28/09                   24,663
  25,000  Fort James Corp., 6.875% due 9/15/07                     23,717
  15,000  GS Escrow Corp., 7.00% due 8/01/03                       13,865
  30,000  GS Escrow Corp., 7.125% due 8/01/05                      26,804
  25,000  ICI Wilmington, 6.95% due 9/15/04                        24,391
  25,000  Lear Corp., 7.96% due 5/15/05                            23,936
  50,000  Lehman Brothers, 6.625% due 12/27/02                     48,960
  50,000  MMI Cap Trust, 7.625% due 12/15/27                       42,733
  25,000  National Westminster Bank, 7.75% due 4/29/49             24,233
  25,000  News America Holdings, 7.75% due 12/1/45                 22,861
  25,000  North Fork Cap Trust, 8.00% due 12/15/27                 21,752
  25,000  NVR, Inc., 8.00% due 6/01/05                             23,750
  25,000  Owens Illinois, Inc., 7.50% due 5/15/10                  22,242
  25,000  Panamsat Corp., 6.00% due 1/15/03                        23,282
  25,000  Qwest Communications, 7.50% due 11/01/08                 24,625
  25,000  Republic Service, 7.125% due 5/15/09                     22,414
  25,000  Safeway Stores, 6.05% due 11/15/03                       23,875
  75,000  Simon Debartolo, 7.125% due 6/24/05                      70,796
  15,000  Smithfield Foods, Inc., 7.625% due 2/15/08               13,575
  50,000  Tenet Healthcare Corp., 8.625% due 12/01/03              49,393
  25,000  Tricon Global Restaurants, Inc., 7.45% due 5/15/05       24,063
  25,000  TRW, Inc., 6.625% due 6/01/04                            24,126
  25,000  Tyco International, 6.875% due 9/05/02                   24,566
  25,000  United Technologies, 6.625% due 11/15/04                 24,396
  25,000  UPM-Kymmene Corp., 7.45% due 11/26/27                    22,602
  25,000  U.S. Bancorp, 6.00% due 5/15/04                          23,757

TOTAL CORPORATE BONDS                                             987,449
(Cost $1,036,748)

FOREIGN GOVERNMENT SPONSORED - 0.96%
   25,000 Quebec Province of Canada,
               7.50% due 9/15/29                                   24,421
(Cost $24,407)

U.S. GOVERNMENT SECURITIES - 17.12%
          U.S. Treasury Bonds
$ 170,000      8.125% due 5/15/21                                 194,969
          U.S. Treasury Inflation Index Bonds
   21,005      3.625% due 7/15/02                                  20,808
   51,179      3.875% due 1/15/09                                  49,483
          U.S. Treasury Notes
  175,000      6.00% due 8/15/09                                  169,586

TOTAL U.S. GOVERNMENT SECURITIES                                  434,846
(Cost $455,483)

U.S. GOVERNMENT SPONSORED - 37.59%
          Federal National Mortgage Assn.
   50,000      5.59% due 1/19/00                                   49,860
   25,000      5.125% due 2/13/04                                  23,506
  125,000      5.625% due 5/14/04                                 119,453
   24,821      7.00% due 10/01/14                                  24,563
   24,759      7.00% due 11/01/14                                  24,519
   13,770      9.00% due 11/01/25                                  14,365
  100,000      7.50% due 1/01/30                                   98,875
          Government National Mortgage Assn.
   29,961      9.00% due 12/15/17                                  31,609
   22,591      7.00% due 2/15/26                                   21,871
   22,302      7.00% due 11/15/27                                  21,556
   22,524      7.00% due 3/15/28                                   21,749
   24,424      7.00% due 4/15/28                                   23,584
  175,256      7.00% due 7/15/28                                  169,298
   24,529      6.50% due 3/15/29                                   23,019
  161,117      8.00% due 7/15/29                                  162,678
   48,961      7.50% due 8/15/29                                   48,410
   25,002      8.00% due 11/15/29                                  25,252
   50,002      8.00% due 12/15/29                                  50,494

TOTAL GOVERNMENT SPONSORED                                        954,661
(Cost $977,876)

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.83%
$  25,000 GMAC Mtg. Oakwood Mortgage Inv.,
               6.853% due 9/15/06                                  24,447
   25,000 Green Tree Financial Corp.,
               7.14% due 2/01/21                                   21,953

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                          46,400
(Cost $51,075)

REPURCHASE AGREEMENT - 2.76%
70,000    State Street Bank and Trust Co., 2.50% due 1/03/00
               (Collateralized by U.S. Treasury Bills,
               10.625 due 8/15/15 with a value of $77,138)         70,000
(Cost $70,000)

TOTAL INVESTMENTS - 99.85%                                      2,535,777
(Cost $2,640,589)

Other assets less liabilities - 0.15%                               3,890

TOTAL NET ASSETS - 100.00%                                  $   2,539,667

For federal income tax purposes, the identified cost of investments owned at December 31, 1999 was $2,667,848.

Net unrealized depreciation for federal income tax purposes was $132,071, which is comprised of unrealized appreciation of $84 and unrealized depreciation of $132,155.

*Non-income producing security

See accompanying Notes to Financial Statements.


Global Fixed Income

Most global bond markets were able to squeeze out a positive performance for the final quarter of 1999 in what proved to be the most difficult year for bonds since the bear market of 1994.

The J.P. Morgan Hedged Global Government Bond Index returned 0.55% for the fourth quarter and 0.73% for the year ended December 31, 1999. The Investors Mark Series Fund Global Portfolio returned 0.13% (price change and reinvested distributions) for the fourth quarter and -0.27% for the year ended December 31, 1999. The Portfolio's underweight position in Japan was the most significant drag on performance relative to the benchmark. For 1999, Japan returned 10.59%, by far the best result of any developed country. Absent Japan, the global hedged index produced negative returns for the year.

The Global Portfolio continues to be positioned with a modest overweight in the U.S., a modest overweight in Europe (particularly Scandinavian bonds), and an underweight position in Japan. The underweight position in Japan continues to be the main source of performance drag relative to the benchmark. However, our country and security selections in corporate credits and spread products were positive contributors to performance.

U.S. bond yields are becoming more attractive, even though the Fed is in a tightening cycle, because nominal yields are relatively high and investor's inflation expectations are very well contained. The Fed is not going to let inflation get out of control.

Within Europe, corporate restructuring, fiscal restraint and low short-term interest rates make for an attractive combination of both low inflation and steep yield curves that offer very high yields on a currency-hedged basis.

Japanese bond yields face considerable long-term risks. Either the economy recovers and there is cyclical pressure on bond yields, or the economy doesn't recover and there is increased debt supply.

Overall portfolio duration is neutral to the index. We are comfortable with a neutral duration position because bonds moved from being rich at the start of 1999 to relatively cheap at the start of 2000.

We have no major currency positions at this time. Spread products, like Agencies and corporate credit were good performers in the quarter as the desire for riskier assets dominated global financial markets.

Standish International Management Co., L.P.

CHART - GLOBAL FIXED INCOME PORTFOLIO VERSUS JP MORGAN HEDGED GLOBAL GOVERNMENT BOND INDEX


Schedule of Investments

DECEMBER 31, 1999

GLOBAL FIXED INCOME

SHARES    COMPANY                                            MARKET VALUE

CONVERTIBLE PREFERRED STOCK - 0.71%
       500  Equity Office Properties                         $     18,000
(Cost $25,000)

FACE
AMOUNT    DESCRIPTION                                        MARKET VALUE

CORPORATE BONDS - 34.52%
AUSTRALIA - 0.89%
    75,000  GE Capital 6.50% due 12/03/01                          48,951

DENMARK - 3.53%
   143,000  Danske Kredit, 5.00% due 10/01/29                      16,827
   124,000  Denmark NYCredit, 5.00% due 10/01/29                   14,603
     1,000  Denmark Realkredit, 8.00% due 10/01/26                    141
   747,000  Denmark Realkredit, 6.00% due 10/01/29                 94,065
   548,000  Denmark Unicredit, 6.00% due 10/01/29                  69,006
                                                                  194,642
FINLAND - 0.45%
    25,000  UPM-Kymmene, 6.35% due 10/01/09                        24,906

FRANCE - 0.44%
    25,000  LaFarge Corp., 5.125% due 6/26/06                      24,478

GERMANY - 0.74%
    15,000  DBR, 6.50% due 7/04/27                                 16,143
    25,000  Depfa Pfandbrief, 5.50% due 1/15/10                    24,813
                                                                   40,956
MEXICO - 0.93%
    50,000  Mexico Global, 6.542% due 4/07/04                      51,383

NETHERLANDS - 0.89%
    50,000  KPN-Qwest B.V., 7.125% due 6/01/09                     49,116

UNITED KINGDOM - 5.07%
    14,000  Abbey National, 7.75% due 12/31/03                     23,141
    40,000  Lehman Brothers, 6.95% due 6/22/04                     61,829
    35,000  Merrill Lynch, 7.375% due 12/17/07                     57,423
    70,000  National Westminster, 5.125% due 6/30/11               63,219
    75,000  Tate & Lyle, 5.75% due 10/06/06                        74,056
                                                                  279,668
UNITED STATES - 21.58%
    10,000  American Standard, 7.125% due 2/15/03                   9,600
    50,000  American Standard, 7.125% due 6/01/06                  50,375
    25,000  Aramark Services, 6.75% due 8/01/04                    23,493
    15,000  Avalon Bay Commercial, 6.50% due 7/15/03               14,398
    50,000  City National Corp., 6.375% due 1/15/08                44,900
    50,000  Conseco Financial Notes, 6.80% due 6/15/05             46,578
    50,000  Diageo PLC, 6.625% due 6/24/04                         48,897
    50,000  Enron Corp., 4.375% due 4/08/05                        47,135
    45,000  Ford Motor Credit, 3.75% due 7/12/04                   42,555
    50,000  Ford Motor Credit, 6.70% due 7/16/04                   49,057
    60,000  Fort James Corp., 4.75% due 6/29/04                    57,736
    15,000  GS Escrow Corp.,  7.00% due 8/01/03                    13,865
    85,000  GS Escrow Corp., 7.125% due 8/01/05                    75,945
    50,000  Lehman Brothers, 6.625% due 12/27/02                   48,960
    50,000  MMI Cap Trust, 7.625% due 12/15/27                     42,733
    50,000  National Westminster Bank, 7.75% due 4/29/49           48,467
    25,000  News Amer Holdings, 7.75% due 12/01/45                 22,861
    25,000  Niagra Mohawk Power, 7.75% due 10/01/08                25,027
    25,000  NVR, Inc., 8.00% due 6/01/05                           23,750
    25,000  Paine Webber, 6.375% due 5/15/04                       23,894
    60,000  Panama, 8.875% due 9/30/27                             50,250
    25,000  Panamsat Corp., 6.125% due 1/15/05                     22,330
    25,000  Qwest Communications, 0% due 2/01/08                   19,438
    25,000  Qwest Communications, 7.50% due 11/01/08               24,625
    25,000  Safeway Stores, 6.05% due 11/15/03                     23,875
    75,000  Simon Debartolo, 7.125% due 6/24/05                    70,796
    25,000  Smithfield Foods, Inc., 7.625% due 2/15/08             22,625
    25,000  Speedway Motors, 8.50% due 8/15/07                     23,508
    25,000  Time Warner, Inc., 7.75% due 6/15/05                   25,361
    25,000  Tricon Global Rest, 7.65% due 5/15/08                  23,713
    25,000  Tyco International, 6.875% due 9/05/02                 24,566
    30,000  UCFC Home Equity, 6.315% due 4/15/30                   27,900
    25,000  Union Planters, 6.50% due 3/15/18                      22,495
    25,000  UPM-Kymmene Corp., 7.45% due 11/26/27                  22,602
    25,000  Wellsford REIT, 9.375% due 2/01/02                     25,870
                                                                1,190,180

TOTAL CORPORATE BONDS                                           1,904,280
(Cost $2,019,472)

GOVERNMENT BONDS - 39.12%
ARGENTINA - 0.58%
    20,000  Argentina Govt., 11.50% due 8/14/01                    32,024

CANADA - 1.44%
    50,000  Ontario Province of Canada, 6.375% due 6/10/04         79,413

DENMARK - 2.77%
 1,000,000  Denmark Govt., 8.00% due 3/15/06                      152,899

FRANCE - 0.70%
    38,112  France OAT, 6.00% due 10/25/25                         38,538
GERMANY - 9.31%
   100,000  Deutschland Republic, 6.50% due 10/14/05              108,185
   250,000  Deutschland Republic, 4.75% due 7/04/08               242,541
    30,000  Deutschland Republic, 6.25% due 1/04/24                31,358
   115,000  Treuhandanstalt, 7.125% due 1/29/03                   123,873
     6,693  Treuhandanstalt, 7.50% due 9/09/04                      7,471
                                                                  513,428
ITALY - 4.80%
    50,000  BTPS, 4.00% due 10/01/03                               48,964
   100,000  BTPS, 3.25% due 4/15/04                                94,009
    50,000  Italy Govt., 5.00% due 2/15/03                         50,854
    75,000  Italy Govt., 3.25% due 2/01/04                         70,734
                                                                  264,561
JAPAN - 7.49%
 5,000,000  Italy Euroyen, 5.125% due 7/29/03                      56,738
12,000,000  Italy Euroyen, 3.75% due 6/08/05                      133,859
 3,000,000  South Africa, 3.35% due 6/17/04                        29,753
10,000,000  Spanish Kingdom Euroyen, 4.75% due 3/14/05            116,252
 7,000,000  Spanish Kingdom Euroyen, 3.10% due 9/20/06             76,472
                                                                  413,074
MEXICO - 1.08%
6,000,000   United Mexican, 3.10% due 4/24/02                      59,339

NETHERLANDS - 0.19%
   10,000   Netherland Govt., 5.75% due 9/15/02                    10,359

NEW ZEALAND - 1.47%
  150,000   New Zealand Govt., 8.00% due 4/15/04                   81,166

SINGAPORE - 1.43%
   90,000   Singapore Govt., 3.50% due 2/01/04                     53,660
   40,000   Singapore Govt., 5.125% due 11/15/04                   25,266
                                                                   78,926
SWEDEN - 3.59%
  400,000   Sweden Govt., 5.50% due 4/12/02                        47,492
1,300,000   Sweden Govt., 5.00% due 1/15/04                       150,784
                                                                  198,276
UNITED KINGDOM - 3.85%
   50,000   UK Gilt Treasury, 10.00% due 9/08/03                   90,460
   30,000   UK Gilt Treasury, 7.75% due 9/08/06                    53,188
   25,000   UK Gilt Treasury, 9.00% due 10/13/08                   49,101
   10,000   UK Gilt Treasury, 6.00% due 12/07/28                   19,815
                                                                  212,564
URUGUAY - 0.42%
   45,000   Banco Comercial, 8.25% due 10/04/00                    23,358

TOTAL GOVERNMENT BONDS                                          2,157,925
(Cost $2,224,934)

U.S. GOVERNMENT SECURITIES - 9.87%
            U.S. Treasury Bonds
   75,000        8.125% due 5/15/21                                86,015
            U.S. Treasury Inflation Index Bonds
   63,017        3.625% due 7/15/02                                62,426
   26,542        3.375% due 1/15/07                                25,024
            U.S. Treasury Notes
  305,000        7.875% due 11/15/04                              322,728
   50,000        6.00% due 8/15/09                                 48,453

TOTAL U.S. GOVERNMENT SECURITIES                                  544,646
(Cost $554,312)

U.S. GOVERNMENT SPONSORED - 11.09%
            Federal Home Loan Mortgage Corp.
  150,000        5.68% due 1/19/00                                149,574
  125,000        5.75% due 3/15/09                                114,190
            Federal National Mortgage Assn.
  100,000        5.82% due 1/21/00                                 99,676
  125,000        5.58% due 3/07/00                                123,721
            Government National Mortgage Assn.
   23,017        8.00% due 7/15/29                                 23,240
  100,000        8.00% due 1/25/30                                101,000

TOTAL U.S. GOVERNMENT SPONSORED                                   611,401
(Cost $613,640)


SHARES    COMPANY                                            MARKET VALUE

CONVERTIBLE PREFERRED STOCK - 0.33%
      500   Equity Office Properties                               18,000
(Cost $25,000)

FACE AMOUNT*
 OR SHARES    EXPIRATION DATE/EXERCISE PRICE                 MARKET VALUE

CALL OPTIONS PURCHASED - 0.47%
          Euro
    55,000   Aug 00 /.950                                             522
   100,000   Jul 01 /.890                                             750
          German Government Bond
    80,000   Jan 00 / 111.260                                           -
    75,000   Jan 00 / 112.070                                           -
   100,000   Jan 00 / 112.080                                           -
    50,000   Feb 00 / 106.990                                           -
    50,000   Apr 00 / 99.150                                            -
    50,000   Jun 00 / 96.260                                           48
   100,000   Jul 00 / 93.990                                          345
    50,000   Jul 00 / 95.430                                           76
    50,000   Aug 00 / 99.010                                           95
    50,000   Aug 00 / 101.200                                          46
    50,000   Sept 00 / 85.930                                         801
   100,000   Sept 00 / 90.200                                         937
    50,000   Sept 00 / 91.050                                         407
    50,000   Oct 00 / 94.760                                          574
    50,000   Oct 00 / 95.540                                          463
    50,000   Nov 00 / 95.420                                          448
          Japanese Government Bond
15,000,000   May 00 / 104.669                                         435
20,000,000   Jun 00 / 110.430                                         880
          Japanese Yen
    50,000   Feb 00 / 125.00                                            -
    50,000   Mar 00 / 122.000                                           5
    50,000   Apr 00 / 121.500                                           5
    50,000   Aug 00 / 115.800                                         185
   100,000   Aug 00 / 125.000                                         252
    50,000   Sept 00 / 115.000                                        210
    50,000   Nov 01 / 120.000                                         520
   525,000   Dec  01 / 110.250                                     14,546
    50,000   Feb 01 / 150.000                                           5
          United States Dollar
    50,000   Mar 00 / 94.375                                            6
    75,000   Aug 00 / 98.781                                          862
    50,000   Sept 00 / 99.260                                         563
    25,000   Sept 00 / 100.000                                        268
    53,000   Sept 00 / 100.750                                        315
   100,000   Oct 00 / 99.875                                          844
    50,000   Dec 00 / 98.250                                          650

TOTAL CALL OPTIONS PURCHASED                                       26,063
(Cost $54,614)

PUT OPTIONS PURCHASED - 0.82%
           Australian Dollar
     75,000   Jul 00 / .644                                            837
           Euro
     98,420   Apr 00 / 146.70                                       42,638
           Italian Government Bond
182,500,000   Jul 97 / 107.690                                       1,095
 90,000,000   Jul 97 / 105.290                                          90
 90,000,000   Feb 00 / 105.490                                          90
           United States Dollar
     50,000   Oct 00 / 1.420                                           585

TOTAL PUT OPTIONS PURCHASED                                         45,335
(Cost $25,622)

 FACE
AMOUNT    DESCRITPION                                        MARKET VALUE

REPURCHASE AGREEMENT - 2.16%
$   119,000    State Street Bank and Co., 2.50% due 1/03/00
               (Collateralized by U.S. Treasury Bills, 6.50%
               due 11/15/26 with a value of $122,969)              119,000
(Cost $119,000)

TOTAL INVESTMENTS - 98.38%                                       5,426,650
(Cost $5,636,594)

Other assets less liabilities - 1.62%                               89,333

TOTAL NET ASSETS - 100.00%                                   $   5,515,983

For federal income tax purposes, the identified cost of investments owned at December 31, 1999 was $5,689,537.

Net unrealized depreciation for federal income tax purposes was $262,887, which is comprised of unrealized appreciation of $93,266 and unrealized depreciation of $356,153.

* Face amount is reflected in local currency while market value is reflected in U.S. Dollars.

See accompanying Notes to Financial Statements.


Money Market

Money market issuers, seeking to ensure funding into the year 2000, boosted yields on securities that mature in the first quarter of 2000 to entice money market investors. While this helped to ensure adequate funding for the issuers, money market investors had an opportunity to pick up 50-60 basis points by extending from December 1999 to January and February of 2000.

The U.S. economy continues to expand. Third quarter Gross Domestic Product expanded at a 5.7% annual pace from 1.9% in the second quarter. In addition, rising wages remains a threat and oil prices are double over the last twelve months. These developments pushed interest rates 85-180 basis points higher along the yield curve from the beginning of the year. The three month Treasury bill rose from 4.45% to 5.30% over the course of 1999. Given the economic fundamentals, the Federal Reserve increased the Federal Funds rate (currently 5.50%) by 25 basis points at each of the June, August and November meetings in an effort to offset potential inflationary pressures. Despite these strong economic fundamentals, inflation remains well behaved. In fact, the Consumer Price Index has risen a modest 2.6% over the last twelve months ended November 1999.

There remains adequate concern among Fed members regarding tight employment, strong economic activity and rising commodity prices, to maintain a heightened level of vigilance toward inflationary pressures. Additional action by the Fed is possible as we turn into the new year. Consequently, short-term interest rates are likely to rise through the second quarter.

Average annual compounded total returns for one year and the life of the Portfolio (commencement November 13, 1997) as of December 31, 1999, were 4.60% and 4.87%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. An investment in this Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Standish, Ayer & Wood, Inc.


Schedule of Investments

DECEMBER 31, 1999

MONEY MARKET

FACE
AMOUNT    DESCRIPTION                                        MARKET VALUE

U.S.GOVERNMENT SECURITIES - 12.89%
                U.S. TREASURY BILLS
$ 29,000   4.73% due 3/30/00                                 $      28,640
 180,000   5.17% due 3/30/00                                       177,699

TOTAL U.S. GOVERNMENT SECURITIES                                   206,339
(Cost $206,339)

U.S. GOVERNMENT SPONSORED - 76.24%
                FEDERAL FARM CREDIT BANKS
                DISCOUNT NOTES
  80,000   5.55% due 1/18/00                                        79,790
 100,000   5.63% due 2/01/00                                        99,515
 134,000   5.75% due 2/16/00                                       133,016
                FEDERAL HOME LOAN BANKS
                DISCOUNT NOTES
 150,000   5.68% due 1/19/00                                       149,574
 100,000   5.63% due 2/04/00                                        99,468
 125,000   5.64% due 3/09/00                                       123,669
                FEDERAL HOME LOAN MORTGAGE
                CORPORATION DISCOUNT NOTES
 130,000   5.47% due 1/10/00                                       129,822
 100,000   5.53% due 1/31/00                                        99,539
                FEDERAL NATIONAL MORTGAGE
                ASSOCIATION DISCOUNT NOTES
 200,000   5.58% due 1/21/00                                       199,389
 108,000   5.635% due 3/02/00                                      106,948

TOTAL U.S. GOVERNMENT SPONSORED                                  1,220,730
(Cost $1,220,730)

SHORT-TERM CORPORATE NOTES - 10.90%
$75,000   World Bank, 5.55% due 1/18/00                             74,803
100,000   World Bank, 5.58% due 1/21/00                             99,690

TOTAL SHORT-TERM CORPORATE NOTES                                   174,493
(Cost $174,493)

TOTAL INVESTMENTS - 100.03%                                      1,601,562
(Cost $1,601,562)

Other assets less liabilities - (0.03%)                               (403)

TOTAL NET ASSETS - 100.00%                                   $   1,601,159

For federal income tax purposes, the identified cost of investments owned at December 31, 1999 was $1,601,562.

See accompanying Notes to Financial Statements.


Statements of Assets and Liabilities

DECEMBER 31, 1999
                                                  LARGE CAP        LARGE CAP        MID CAP
                                                    VALUE            GROWTH          EQUITY
ASSETS:
 Investments, at value (identified cost
   $3,512,400, $2,709,443, $2,411,042,
   $2,271,551, $2,933,231, $3,157,564,
   $2,640,589, $5,636,594, and
   $1,601,562, respectively)                      $ 3,387,199     $  4,495,400     $2,733,423
 Cash                                                       -          115,430         24,412
 Dividends receivable                                   4,488              856          5,871
 Interest receivable                                        -                -              -
 Unrealized appreciation on forward foreign
   currency contracts                                       -                -              -
 Receivables for investments sold                           -                -              -
 Other receivables                                          -                -              -
      Total assets                                  3,391,687        4,611,686      2,763,706
LIABILITIES AND NET ASSETS:
 Cash overdraft                                       196,220                -              -
 Fees payable                                           2,745            3,571          1,939
 Options written                                            -                -              -
 Payable for fund shares redeemed                           -                -              -
 Payable for investments purchased                          -                -              -
      Total liabilities                               198,965            3,571          1,939
NET ASSETS                                        $ 3,192,722     $  4,608,115     $2,761,767
NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)      $ 3,391,393     $  2,695,537     $2,460,639
 Undistributed (overdistributed)
   net investment income                                    -                -          4,957
 Accumulated undistributed net realized gain
   (loss) on sale of investments
   and foreign currency transactions                  (73,470)         126,621        (26,210)
 Net unrealized appreciation (depreciation) in
   value of investments and translation of
   assets and liabilities in foreign currency        (125,201)       1,785,957        322,381
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES                               $ 3,192,722     $  4,608,115    $ 2,761,767
Capital shares, $.001 par value
 Authorized                                       500,000,000      500,000,000    500,000,000
 Outstanding                                          339,655          255,517        244,320
NET ASSET VALUE PER SHARE                         $      9.40     $      18.03     $    11.30

See accompanying Notes to Financial Statements.


Statements of Assets and Liabilities

DECEMBER 31, 1999
                                                  SMALL CAP          GROWTH
                                                    EQUITY          & INCOME        BALANCED
ASSETS:
 Investments, at value (identified cost
     $3,512,400, $2,709,443, $2,411,042,
     $2,271,551, $2,933,231, $3,157,564,
     $2,640,589, $5,636,594, and
     $1,601,562, respectively)                    $ 3,203,053     $  3,505,304     $ 2,927,568
 Cash                                                   4,803          137,003               -
 Dividends receivable                                     285            3,653           3,981
 Interest receivable                                       54                -          37,416
 Unrealized appreciation on forward foreign
   currency contracts                                       -                -               -
 Receivables for investments sold                       8,349                -         101,950
 Other receivables                                          -                -               -
      Total assets                                  3,216,544        3,645,960       3,070,915
LIABILITIES AND NET ASSETS:
 Cash overdraft                                             -                -          97,890
 Fees payable                                           2,706            2,807           2,386
 Options written                                            -                -               -
 Payable for fund shares redeemed                           -                -               -
 Payable for investments purchased                     22,193            9,631               -
      Total liabilities                                24,899           12,438         100,276
NET ASSETS                                        $ 3,191,645     $  3,633,522     $ 2,970,639
NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)      $ 2,338,414     $  3,015,574     $ 3,217,131
 Undistributed (overdistributed)
   net investment income                                    -            1,539               -
 Accumulated undistributed net realized
   gain (loss) on sale of investments
   and foreign currency transactions                  (78,271)          44,336         (16,496)
 Net unrealized appreciation (depreciation)
   in value of investments and translation of
   assets and liabilities in foreign currency         931,502          572,073        (229,996)
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES                               $ 3,191,645     $  3,633,522     $ 2,970,639
Capital shares, $.001 par value
 Authorized                                       500,000,000      500,000,000     500,000,000
 Outstanding                                          241,826          286,695         327,214
NET ASSET VALUE PER SHARE                         $     13.20     $      12.67     $      9.08

See accompanying Notes to Financial Statements.


Statements of Assets and Liabilities

DECEMBER 31, 1999
                                                 INTERMEDIATE        GLOBAL          MONEY
                                                 FIXED INCOME     FIXED INCOME       MARKET
ASSETS:
 Investments, at value (identified cost
     $3,512,400, $2,709,443, $2,411,042,
     $2,271,551, $2,933,231, $3,157,564,
     $2,640,589, $5,636,594, and
     $1,601,562, respectively)                    $ 2,535,777     $  5,426,650     $ 1,601,562
 Cash                                                     406              501             304
 Dividends receivable                                       -                -               -
 Interest receivable                                   30,575           99,240               -
 Unrealized appreciation on forward foreign
   currency contracts                                       -           94,431               -
 Receivables for investments sold                      74,221          117,447               -
 Other receivables                                          -            6,314               -
      Total assets                                  2,640,979        5,744,583       1,601,866
LIABILITIES AND NET ASSETS:
 Cash overdraft                                             -                -               -
 Fees payable                                           1,605            4,340             525
 Options written                                            -          123,260               -
 Payable for fund shares redeemed                           -                -             182
 Payable for investments purchased                     99,707          101,000               -
      Total liabilities                               101,312          228,600             707
NET ASSETS                                        $ 2,539,667     $  5,515,983     $ 1,601,159
NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)      $ 2,731,544     $  5,828,910     $ 1,601,201
 Undistributed (overdistributed)
   net investment income                                3,100          (60,134)              -
 Accumulated undistributed net realized gain
   (loss) on sale of investments
   and foreign currency transactions                  (90,165)         (81,568)            (42)
 Net unrealized appreciation (depreciation)
    in value of investments and translation of
   assets and liabilities in foreign currency        (104,812)        (171,225)              -
NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES                               $ 2,539,667     $  5,515,983     $ 1,601,159
Capital shares, $.001 par value
 Authorized                                       500,000,000      500,000,000     500,000,000
 Outstanding                                          273,673          598,625       1,601,201
NET ASSET VALUE PER SHARE                         $      9.28     $       9.21     $      1.00

See accompanying Notes to Financial Statements.


STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999
                                                  LARGE CAP        LARGE CAP        MID CAP
                                                    VALUE            GROWTH          EQUITY
INVESTMENT INCOME:
Income:
   Dividends (net of foreign tax withheld)        $    98,768     $     16,300     $   29,360
   Interest                                             4,138            7,322          2,770
                                                      102,906           23,622         32,130
EXPENSES (NOTE 2):
   Management fees                                     28,257           28,408         20,106
   Custody and accounting fees                          2,678            2,690         16,428
   Professional fees                                   14,066           14,066         14,012
   Directors' fees                                      3,183            3,183          3,183
   Contractholder reports                               3,388            3,388          3,388
   Other expenses                                       1,276            1,275          1,412
      Total expenses before reimbursement              52,848           53,010         58,529
      Less: expense reimbursement                     (21,059)         (21,051)       (35,909)
      Net expenses                                     31,789           31,959         22,620
      Net investment income (loss)                     71,117           (8,337)         9,510
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, OPTIONS WRITTEN AND FOREIGN
  CURRENCY TRANSACTIONS:
   Realized gain (loss) from:
     Investment transactions                           43,613          243,944         41,765
     Foreign currency transactions                          -                -              -
     Option contracts written                               -                -              -
      Net realized gain (loss) from investments,
         options written
         and foreign currency transactions             43,613          243,944         41,765
   Change in net unrealized appreciation
    (depreciation) from:
     Investments                                     (107,418)         961,190         16,246
     Options written                                        -                -              -
     Translation of assets and liabilities in
      foreign currencies                                    -                -              -
     Net unrealized appreciaton (depreciation)       (107,418)         961,190         16,246
      Net gain (loss) on investments, options
           written and foreign currency
           transactions                               (63,805)       1,205,134         58,011
      Increase (decrease) in net assets resulting
         from operations                          $     7,312     $  1,196,797     $   67,521

See accompanying Notes to Financial Statements


STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999
                                                  SMALL CAP          GROWTH
                                                    EQUITY          & INCOME        BALANCED

INVESTMENT INCOME:
Income:
   Dividends (net of foreign tax withheld)        $     4,452     $     53,975     $   43,723
   Interest                                             4,652            3,042        121,548
                                                        9,104           57,017        165,271
EXPENSES (NOTE 2):
   Management fees                                     19,709           25,049         22,791
   Custody and accounting fees                         10,969            5,455          2,631
   Professional fees                                   14,066           14,066         14,066
   Directors' fees                                      3,183            3,183          3,183
   Contractholder reports                               3,388            3,388          3,388
   Other expenses                                       1,275            1,275          3,094
      Total expenses before reimbursement              52,590           52,416         49,153
      Less: expense reimbursement                     (30,807)         (24,236)       (23,513)
      Net expenses                                     21,783           28,180         25,640
      Net investment income (loss)                    (12,679)          28,837        139,631
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, OPTIONS WRITTEN AND FOREIGN
  CURRENCY TRANSACTIONS:
   Realized gain (loss) from:
     Investment transactions                          500,845          295,605         (1,822)
     Foreign currency transactions                         48                -              -
     Option contracts written                               -                -              -
      Net realized gain (loss) from investments,
         options written and foreign currency
         transactions                                 500,893          295,605         (1,822)
   Change in net unrealized appreciation
     (depreciation) from:
     Investments                                      713,163          157,639         83,757
     Options written                                        -                -              -
     Translation of assets and liabilities in
        foreign currencies                                  -                -              -
     Net unrealized appreciaton (depreciation)        713,163          157,639         83,757
      Net gain (loss) on investments, options
           written and foreign currency
           transactions                             1,214,056          453,244         81,935
      Increase (decrease) in net assets resulting
         from operations                          $ 1,201,377     $    482,081     $  221,566

See accompanying Notes to Financial Statements


STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999
                                                 INTERMEDIATE        GLOBAL          MONEY
                                                 FIXED INCOME     FIXED INCOME       MARKET
INVESTMENT INCOME:
Income:
   Dividends (net of foreign tax withheld)        $     1,313     $        888     $        -
   Interest                                           171,796          339,931         63,208
                                                      173,109          340,819         63,208
EXPENSES (NOTE 2):
   Management fees                                     15,231           41,445          5,024
   Custody and accounting fees                         17,350           20,817          7,572
   Professional fees                                   13,888           14,118         13,101
   Directors' fees                                      3,183            3,183          3,183
   Contractholder reports                               3,388            3,388          3,388
   Other expenses                                       4,131            9,225          1,928
      Total expenses before reimbursement              57,171           92,176         34,196
      Less: expense reimbursement                     (36,863)         (36,916)       (27,916)
      Net expenses                                     20,308           55,260          6,280
      Net investment income (loss)                    152,801          285,559         56,928
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, OPTIONS WRITTEN AND FOREIGN
  CURRENCY TRANSACTIONS:
   Realized gain (loss) from:
     Investment transactions                          (89,948)         (68,930)           (42)
     Foreign currency transactions                          -            2,452              -
     Option contracts written                               -          (49,032)             -
      Net realized gain (loss) from investments,
       options written and foreign currency
       transactions                                   (89,948)        (115,510)           (42)
   Change in net unrealized appreciation
      (depreciation) from:
     Investments                                      (68,697)        (127,152)             -
     Options written                                        -          (54,658)             -
     Translation of assets and liabilities in
       foreign currencies                                   -           (2,624)             -
     Net unrealized appreciaton (depreciation)        (68,697)        (184,434)             -
      Net gain (loss) on investments, options
       written and foreign currency transactions     (158,645)        (299,944)           (42)
      Increase (decrease) in net assets resulting
       from operations                                 (5,844)         (14,385)        56,886

See accompanying Notes to Financial Statements


Statements of Changes in Net Assets
                                                         LARGE CAP VALUE
                                                  YEAR ENDED       YEAR ENDED
                                                   12/31/99         12/31/98
OPERATIONS:
 Net investment income (loss)                     $    71,117     $     40,974
 Net realized gain (loss) from investments,
   options written and foreign currency
   transactions                                        43,613           38,317
 Net unrealized appreciation (depreciation)
   on investments and translation of
   assets and liabilities in foreign currencies      (107,418)          60,044
     Net increase (decrease) in net assets
      resulting from operations                         7,312          139,335
DISTRIBUTIONS TO CONTRACTHOLDERS:
 Net investment income                                (70,858)         (44,421)
 Net realized gain from investment transactions      (106,447)         (47,594)
     Total distributions to contractholders          (177,305)         (92,015)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                          339,750          650,325
 Reinvested distributions                             177,305           92,015
                                                      517,055          742,340
 Shares repurchased                                  (380,023)          (8,087)
     Net increase from capital share transactions     137,032          734,253
      Net increase (decrease) in net assets           (32,961)         781,573
NET ASSETS:
 Beginning of year                                  3,225,683        2,444,110
 End of year                                      $ 3,192,722     $  3,225,683
 Undistributed net investment income
  at end of year                                  $         -     $          -
*Fund share transactions:
   Shares sold                                         32,458           65,647
   Reinvested distributions                            19,024            9,555
                                                       51,482           75,202
   Shares repurchased                                 (38,400)            (773)
     Net increase in fund shares                       13,082           74,429

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
                                                        LARGE CAP GROWTH
                                                  YEAR ENDED       YEAR ENDED
                                                   12/31/99         12/31/98
OPERATIONS:
 Net investment income (loss)                     $    (8,337)     $      (500)
 Net realized gain (loss) from investments,
   options written and foreign currency
   transactions                                       243,944         (117,323)
 Net unrealized appreciation (depreciation)
   on investments and translation of
   assets and liabilities in foreign currencies       961,190          684,602
     Net increase (decrease) in net assets
      resulting from operations                     1,196,797          566,779
DISTRIBUTIONS TO CONTRACTHOLDERS:
 Net investment income                                      -             (923)
 Net realized gain from investment transactions             -             (811)
     Total distributions to contractholders                 -           (1,734)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                          691,561          275,032
 Reinvested distributions                                   -            1,734
                                                      691,561          276,766
 Shares repurchased                                  (273,386)          (5,169)
     Net increase from capital share transactions     418,175          271,597
      Net increase (decrease) in net assets         1,614,972          836,642
NET ASSETS:
 Beginning of year                                  2,993,143        2,156,501
 End of year                                      $ 4,608,115     $  2,993,143
 Undistributed net investment income at
  end of year                                     $         -     $          -
*Fund share transactions:
   Shares sold                                         46,743           23,665
   Reinvested distributions                                 -              136
                                                       46,743           23,801
   Shares repurchased                                 (16,078)            (397)
     Net increase in fund shares                       30,665           23,404

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
                                                         MID CAP EQUITY
                                                  YEAR ENDED       YEAR ENDED
                                                   12/31/99         12/31/98
OPERATIONS:
 Net investment income (loss)                     $     9,510     $      8,524
 Net realized gain (loss) from investments,
   options written and foreign currency
   transactions
 Net unrealized appreciation (depreciation)            41,765          (48,813)
   on investments and translation of
   assets and liabilities in foreign currencies        67,521          173,428
     Net increase (decrease) in net assets
      resulting from operations                        67,521          173,428
DISTRIBUTIONS TO CONTRACTHOLDERS:
 Net investment income                                 (6,561)          (6,592)
 Net realized gain from investment transactions        (8,020)         (17,578)
     Total distributions to contractholders           (14,581)         (24,170)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                          240,982          180,028
 Reinvested distributions                              14,581           24,169
                                                      255,563          204,197
 Shares repurchased                                   (14,350)          (4,756)
     Net increase from capital share transactions     241,213          199,441
      Net increase (decrease) in net assets           294,153          348,699
NET ASSETS:
 Beginning of year                                  2,467,614        2,118,915
 End of year                                      $ 2,761,767     $  2,467,614
 Undistributed net investment income at
  end of year                                     $     4,957     $      2,305
*Fund share transactions:
   Shares sold                                         22,359           18,144
   Reinvested distributions                             1,304            2,331
                                                       23,663           20,475
   Shares repurchased                                  (1,357)            (433)
     Net increase in fund shares                       22,306           20,042

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
                                                        SMALL CAP EQUITY
                                                  YEAR ENDED       YEAR ENDED
                                                   12/31/99         12/31/98
OPERATIONS:
 Net investment income (loss)                     $   (12,679)     $    (9,650)
 Net realized gain (loss) from investments,
   options written and foreign currency
   transactions
 Net unrealized appreciation (depreciation)           500,893         (573,464)
   on investments and translation of
   assets and liabilities in foreign currencies       713,163          269,804
     Net increase (decrease) in net assets
      resulting from operations                     1,201,377         (313,310)
DISTRIBUTIONS TO CONTRACTHOLDERS:
 Net investment income                                      -             (768)
 Net realized gain from investment transactions             -                -
     Total distributions to contractholders                 -             (768)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                          220,277          140,968
 Reinvested distributions                                   -              768
                                                      220,277          141,736
 Shares repurchased                                   (16,292)          (1,121)
     Net increase from capital share transactions     203,985          140,615
      Net increase (decrease) in net assets         1,405,362         (173,463)
NET ASSETS:
 Beginning of year                                  1,786,283        1,959,746
 End of year                                      $ 3,191,645     $  1,786,283
 Undistributed net investment income at
  end of year                                     $         -     $          -
 *Fund share transactions:
   Shares sold                                         23,943           17,933
   Reinvested distributions                                 -              101
                                                       23,943           18,034
   Shares repurchased                                  (1,642)            (130)
     Net increase in fund shares                       22,301           17,904

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
                                                         GROWTH & INCOME
                                                  YEAR ENDED       YEAR ENDED
                                                   12/31/99         12/31/98

OPERATIONS:
 Net investment income                            $    28,837     $     31,164
 Net realized gain (loss) from investments,
   options written and foreign currency
   transactions                                       295,605          (72,218)
 Net unrealized appreciation (depreciation) on
   investments and translation of
   assets and liabilities in foreign currencies       157,639          332,012
     Net increase (decrease) in net assets
      resulting from operations                       482,081          290,958
DISTRIBUTIONS TO CONTRACTHOLDERS:
 Net investment income                                (29,168)         (30,378)
 Net realized gain from investment transactions      (179,051)               -
 Return of capital                                          -                -
     Total distributions to contractholders          (208,219)         (30,378)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                          410,275          380,120
 Reinvested distributions                             208,219           30,378
                                                      618,494          410,948
 Shares repurchased                                   (24,163)          (6,893)
     Net increase from capital share transactions     594,331          403,605
      Net increase in net assets                      868,193          664,185
NET ASSETS:
 Beginning of year                                  2,765,329        2,101,144
 End of year                                      $ 3,633,522     $  2,765,329
 Undistributed (overdistributed) net investment
   income at end of year                          $     1,539     $      1,870
 *Fund share transactions:
   Shares sold                                         32,130           35,979
   Reinvested distributions                            16,631            2,720
                                                       48,761           38,699
   Shares repurchased                                  (1,902)            (614)
     Net increase in fund shares                       46,859           38,085

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
                                                            BALANCED
                                                  YEAR ENDED       YEAR ENDED
                                                   12/31/99         12/31/98

OPERATIONS:
 Net investment income                            $   139,631     $    132,900
 Net realized gain (loss) from investments,
   options written and foreign currency
   transactions                                        (1,822)           6,441
 Net unrealized appreciation (depreciation)
   on investments and translation of
   assets and liabilities in foreign currencies        83,757         (303,573)
     Net increase (decrease) in net assets
      resulting from operations                       221,566         (164,232)
DISTRIBUTIONS TO CONTRACTHOLDERS:
 Net investment income                               (139,144)        (132,856)
 Net realized gain from investment transactions       (23,809)               -
 Return of capital                                          -                -
     Total distributions to contractholders          (162,953)        (132,856)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                          258,313          294,538
 Reinvested distributions                             162,953          132,856
                                                      421,266          427,394
 Shares repurchased                                  (152,797)          (4,447)
     Net increase from capital share transactions     268,469          422,947
      Net increase in net assets                      327,082          125,859
NET ASSETS:
 Beginning of year                                  2,643,557        2,517,698
 End of year                                      $ 2,970,639     $  2,643,557
 Undistributed (overdistributed) net investment
      income at end of year                       $         -     $      1,233
  *Fund share transactions:
   Shares sold                                         27,668           30,307
   Reinvested distributions                            18,006           15,253
                                                       45,674           45,560
   Shares repurchased                                 (16,248)            (461)
     Net increase in fund shares                       29,426           45,099

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
                                                    INTERMEDIATE FIXED INCOME
                                                  YEAR ENDED       YEAR ENDED
                                                   12/31/99         12/31/98
OPERATIONS:
 Net investment income                            $   152,801     $    130,082
 Net realized gain (loss) from investments,
   options written and foreign currency
   transactions                                       (89,948)          29,696
 Net unrealized appreciation (depreciation)
   on investments and translation of
   assets and liabilities in foreign currencies       (68,697)         (47,397)
     Net increase (decrease) in net assets
      resulting from operations                        (5,844)         112,381
DISTRIBUTIONS TO CONTRACTHOLDERS:
 Net investment income                               (152,919)        (127,884)
 Net realized gain from investment transactions       (14,064)         (15,985)
 Return of capital                                          -                -
     Total distributions to contractholders          (166,983)        (143,869)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                          266,136          269,098
 Reinvested distributions                             166,983          143,869
                                                      433,119          412,967
 Shares repurchased                                  (136,055)          (4,087)
     Net increase from capital share transactions     297,064          408,880
      Net increase in net assets                      124,237          377,392
NET ASSETS:
 Beginning of year                                  2,415,430        2,038,038
 End of year                                      $ 2,539,667     $  2,415,430
 Undistributed (overdistributed) net investment
   income at end of year                          $     3,100     $      3,371
 *Fund share transactions:
   Shares sold                                         26,735           26,057
   Reinvested distributions                            17,955           14,445
                                                       44,690           40,502
   Shares repurchased                                 (13,670)            (401)
     Net increase in fund shares                       31,020           40,101

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
                                                       GLOBAL FIXED INCOME
                                                  YEAR ENDED       YEAR ENDED
                                                   12/31/99         12/31/98
OPERATIONS:
 Net investment income                            $   285,559     $    285,533
 Net realized gain (loss) from investments,
   options written and foreign currency
   transactions                                      (115,510)         136,328
 Net unrealized appreciation (depreciation)
   on investments and translation of
   assets and liabilities in foreign currencies      (184,434)         (52,157)
     Net increase (decrease) in net assets
      resulting from operations                       (14,385)         369,704
DISTRIBUTIONS TO CONTRACTHOLDERS:
 Net investment income                               (381,181)        (271,758)
 Net realized gain from investment transactions             -          (30,394)
 Return of capital                                          -         (153,753)
     Total distributions to contractholders          (381,181)        (455,905)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                           50,185           15,852
 Reinvested distributions                             381,181          455,905
                                                      431,366          471,757
 Shares repurchased                                    (2,433)          (1,805)
     Net increase from capital share transactions     428,933          469,952
      Net increase in net assets                       33,367          383,751
NET ASSETS:
 Beginning of year                                  5,482,616        5,098,865
 End of year                                      $ 5,515,983     $  5,482,616
 Undistributed (overdistributed) net investment
   income at end of year                          $   (60,134)    $     70,592
 *Fund share transactions:
   Shares sold                                          5,070            1,540
   Reinvested distributions                            41,343           45,911
                                                       46,413           47,451
   Shares repurchased                                    (247)            (171)
     Net increase in fund shares                       46,166           47,280

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
                                                          MONEY MARKET
                                                  YEAR ENDED       YEAR ENDED
                                                   12/31/99         12/31/98
OPERATIONS:
 Net investment income                            $    56,928     $     52,828
 Net realized gain (loss) from investments,
   options written and foreign currency
   transactions                                           (42)               -
 Net unrealized appreciation (depreciation)
   on investments and translation of
   assets and liabilities in foreign currencies             -                -
     Net increase (decrease) in net assets
      resulting from operations                        56,886           52,828
DISTRIBUTIONS TO CONTRACTHOLDERS:
 Net investment income                                (56,928)         (52,828)
 Net realized gain from investment transactions             -                -
 Return of capital                                          -                -
     Total distributions to contractholders           (56,928)         (52,828)
CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                        2,417,415          398,043
 Reinvested distributions                              56,748           52,817
                                                    2,474,163          450,860
 Shares repurchased                                (2,143,409)        (199,682)
     Net increase from capital share transactions     330,754          251,178
      Net increase in net assets                      330,712          251,178
NET ASSETS:
 Beginning of year                                  1,270,447        1,019,269
 End of year                                      $ 1,601,159     $  1,270,447
 Undistributed (overdistributed) net investment
   income at end of year                          $         -     $          -
*Fund share transactions:
   Shares sold                                      2,417,415          398,043
   Reinvested distributions                            56,748           52,817
                                                    2,474,163          450,860
   Shares repurchased                              (2,143,409)        (199,682)
     Net increase in fund shares                      330,754          251,178
See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:
Investors Mark Series Fund (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified open-end management investment company of the series type. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based upon the net asset value of each series. Shares of the Fund are distributed to a variable annuity separate account of Business Men's Assurance Company of America. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. INVESTMENT VALUATION - Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price; securities for which there were no sales reported are valued at the mean between the bid and ask prices; exchange listed options are valued at the last sales price; bonds and other securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the Board of Directors. Securities with maturities of 60 days or less when acquired or subsequently within 60 days of maturity are valued at amortized cost, which approximates market value.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investment in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), securities in the Money Market Portfolio are valued at amortized cost, which approximates market value.

B. OPTIONS - When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon exercise of the option.

Purchased options are recorded as investments and marked-to-market daily to reflect the current market value of the option contract. If a purchased option expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized, to the extent that the proceeds from the sale are greater or less than the cost of the option. If a put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

C. FOREIGN CURRENCY TRANSLATION - All assets and liabilities expressed in foreign currencies are converted into U.S. dollars based on current exchange rates at the end of the period. Purchases and sales of investments in securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The Portfolios of the Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

D. FORWARD FOREIGN CURRENCY CONTRACTS - The Global Fixed Income Portfolio may enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. The portfolio may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. These contracts may also be used to hedge the U.S. dollar value of securities owned which are denominated in foreign currencies.

Forward foreign currency contracts are valued each day at the close of the New York Stock Exchange at the forward rate, and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss equal to the difference between the value of the contract at the time it was opened and closed is recorded.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure the portfolio has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts.

E. EXPENSE LIMITATIONS - Investors Mark Advisor, LLC. (the Advisor), has voluntarily agreed to pay certain operating expenses in an amount that limits the total operating expenses of the portfolios to an annual rate of .50% of average daily net assets for the Money Market Portfolio; .80% of average daily net assets for the Intermediate Fixed Income Portfolio; .90% of the average daily net assets for Mid Cap Equity, Large Cap Value, Large Cap Growth, Growth & Income and Balanced Portfolios; 1.00% of average daily net assets for the Global Fixed Income Portfolio and 1.05% of average daily net assets for the Small Cap Equity Portfolio. This expense limitation may be modified or terminated at the discretion of the Advisor at any time without notice to contractholders. The Advisor may be reimbursed by the Portfolios for such expenses at a later date. This may be done only if such reimbursement does not cause a Portfolio's expenses to exceed the expense cap percentage shown above.

F. DISTRIBUTIONS TO CONTRACTHOLDERS - Distributions to contractholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for expiration of net operating losses and recharacterization of foreign currency gains and losses.

G. FEDERAL INCOME TAXES - The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and therefore, no provision for federal or state tax is required.
For the year ended December 31, 1999 for federal income tax purposes, the Large Cap Value, Growth & Income, and Intermediate Fixed Income Portfolios has designated capital gain dividends of $82,080, $179,051, and $7,416, respectively. As of December 31, 1999, the Mid Cap Equity, Small Cap Equity, Balanced, Intermediate Fixed Income, Global Fixed Income, and Money Market Portfolios have an accumulated net realized loss on sales of investments for federal income tax purposes of $26,210, $76,243, $16,496, $62,906, $28,625, and $42, respectively, expiring in 2007, 2006, 2007, 2007, 2007, and 2007, respectively, which are available to offset future taxable gains.

For the year ended December 31, 1999 for corporate contractholders, the following percentages of ordinary income distributions qualify for the corporate dividends received deduction:

PORTFOLIO                                      PERCENTAGE
Large Cap Value                                    97%
Mid Cap Equity                                    100%
Growth & Income                                    83%
Balanced                                           31%
Intermediate Fixed Income                           1%

H. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to contractholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on the identified cost basis.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2. ADVISORY FEES
Advisory fees are paid to the Advisor based on an annual percentage of average daily net assets. Listed below are advisory fees as a percentage of average daily net assets.

                                               % OF NET ASSETS
Large Cap Value                                      0.80%
Large Cap Growth                                     0.80%
Mid Cap Equity                                       0.80%
Small Cap Equity                                     0.95%
Growth & Income                                      0.80%
Balanced                                             0.80%
Intermediate Fixed Income                            0.60%
Global Fixed Income                                  0.75%
Money Market                                         0.40%

3. INVESTMENT TRANSACTIONS
Investment transactions for the year ended December 31, 1999, (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

                                                             PROCEEDS
PORTFOLIO                                   PURCHASES       FROM SALES
Large Cap Value                           $  1,160,567     $   813,873
Large Cap Growth                             3,138,990       2,563,455
Mid Cap Equity                               2,613,491       2,393,479
Small Cap Equity                             2,819,516       2,576,824
Growth & Income                              2,398,892       2,012,794
Balanced                                     1,552,416       1,204,230
Intermediate Fixed Income                    3,965,529       3,511,732
Global Fixed Income                          8,784,005       8,800,288


4. OPTIONS WRITTEN
The following options written were outstanding for the Global Fixed Income Portfolio as of December 31, 1999:

PUT OPTIONS WRITTEN

Issuer/Currency                 Expiration Date Exercise Price Number of Contracts Market Value
Australian Dollar                     Jul-00          0.608           750         $    197
Euro                                  Apr-00        146.700           984           42,394
Euro                                  Dec-01         90.000         5,250           24,596
German Deutschemark                   Jun-00        106.300           700            8,734
German Deutschemark                   Jul-00         91.080           500            1,305
German Deutschemark                   Nov-00         91.670           500              851
Japanese Yen                          Jun-00        105.430       200,000              580
Japanese Yen                          Apr-00        135.000           650                -
United States Dollar                  Jul-00        122.000           640           14,400
United States Dollar                  Jul-00        113.750           973           14,442
United States Dollar                  Mar-00         87.250           500            2,552
United States Treasury                Dec-00         93.625           500              909
United States Treasury                Aug-00         94.250           750            1,481
United States Treasury                Oct-00         94.000         1,000            1,781
United States Treasury                Sep-00         94.100           500              702
United States Treasury                Sep-00         94.344           250              393
United States Treasury                Sep-00         95.125           530            1,110
Total put options outstanding
 premiums received, $60,008                                                       $116,427

CALL OPTIONS WRITTEN

Issuer/Currency                 Expiration Date Exercise Price Number of Contracts Market Value
Australian Dollar                     Jul-00         0.667            750         $    394
British Pound                         Sep-00       126.700            325            2,354
German Deutschemark                   Nov-00        99.170            500              126
German Deutschemark                   Oct-00        99.260            500              131
German Deutschemark                   Sep-00        94.450          1,000              181
Japanese Yen                          Jul-00       106.500            319            2,793
United States Dollar                  Aug-00       130.200            500               50
United States Dollar                  Mar-00       101.633            500                -
United States Treasury                Dec-00       102.875            500              164
United States Treasury                Aug-00       103.313            750              211
United States Treasury                Oct-00       105.375          1,000              188
United States Treasury                Sep-00       105.100            500              120
United States Treasury                Sep-00       105.500            250               55
United States Treasury                Sep-00       106.250            530               66
United States Dollar                  Apr-00       135.000            500                -
United States Dollar                  Mar-99       140.000            500                -
Total call options outstanding
 premiums received, $8,594                                                        $  6,833

Transactions in options written for the Global Fixed Income Portfolio for the year ended December 31, 1999, were as follows:

                                              NUMBER OF          PREMIUM
                                              CONTRACTS           AMOUNT
PUT OPTIONS WRITTEN
Balance at December 31, 1998                     32,475        $   33,333
Opened                                          589,290           116,941
Expired                                          (4,700)           (3,760)
Closed                                         (402,088)          (86,506)
Balance at December 31, 1999                    214,977        $   60,008
CALL OPTIONS WRITTEN
Balance at December 31, 1998                     21,000        $   38,088
Opened                                          379,732            26,709
Expired                                         (16,800)          (38,286)
Closed                                         (375,008)          (17,917)
Balance at December 31, 1999                      8,924        $    8,594

5. FORWARD FOREIGN CURRENCY CONTRACTS
Following is a summary of forward foreign currency contracts that were outstanding at December 31, 1999 for the Global Fixed Income Portfolio:

CONTRACTS TO SELL CURRENCY:

                                                   FOREIGN     AMOUNT TO BE                NET UNREALIZED
                                  SETTLEMENT       CURRENCY    RECEIVED IN   U.S. $ VALUE   APPRECIATION
                                     DATE      TO BE DELIVERED    U.S. $    AS OF 12/31/99  DEPRECIATION
Australian Dollar                  3/15/00          75,000     $    47,555   $    49,322    $     (1,767)
British Pound                   1/18/00-2/7/00     323,106         531,900       521,285          10,615
Danish Krone                    1/13/00-2/7/00   2,844,086         403,134       385,993          17,141
Euro                           1/14/00-1/25/00   1,928,799       2,055,328     1,948,290         107,038
Hong Kong Dollar               1/14/00-8/13/01     633,170          80,000        81,209          (1,209)
Japanese Yen                   1/18/00-5/17/01  64,199,838         607,590       636,322         (28,732)
New Zealand Dollar             1/14/00-1/18/00     373,299         194,530       194,659            (129)
Poland Zlotty                      7/24/00          82,198          19,506        18,856             650
Singapore Dollar                   1/14/00         135,177          80,726        81,187            (461)
Swedish Krona                      1/18/00       2,406,042         295,280       283,507          11,773
Thai Bat                           9/11/00       2,029,000          50,000        54,062          (4,062)
                                                               $ 4,365,549   $ 4,254,692    $    110,857

CONTRACTS TO BUY CURRENCY:

                                                   FOREIGN     AMOUNT TO BE                NET UNREALIZED
                                  SETTLEMENT       CURRENCY       PAID IN    U.S. $ VALUE   APPRECIATION
                                     DATE      TO BE RECEIVED     U.S. $    AS OF 12/31/99  DEPRECIATION
Argentine Peso                  1/19/00-3/9/00     105,305     $   105,000   $   105,310    $        310
British Pound                      1/18/00           5,000           8,136         8,067             (69)
Canadian Dollar                    3/16/00          75,000          50,827        51,878           1,051
Euro                           1/14/00-1/19/00     650,887         679,370       657,406         (21,964)
Hong Kong Dollar                   1/14/00         193,593          24,811        24,903              92
Japanese Yen                   1/18/00-1/19/00  37,659,238         366,782       369,296           2,514
New Zealand Dollar             1/14/00-1/18/00     208,299         104,578       108,618           4,040
Poland Zlotty                      7/24/00          82,198          20,000        18,856          (1,144)
Swedish Krona                      1/18/00         840,000         100,533        98,978          (1,555)
Thai Bat                           9/11/00         949,500          25,000        25,299             299
                                                               $ 1,485,037  $  1,468,611    $    (16,426)

Financial Highlights

Condensed data for a share of capital stock outstanding throughout each period.

                                                                LARGE CAP GROWTH
                                                                                 FOR THE PERIOD
                                                                                 FROM 11/13/97
                                                      YEARS ENDED DECEMBER 31,   (COMMENCEMENT)
                                                        1999          1998         TO 12/31/97
Net asset value, beginning of period              $      9.88     $       9.69     $    10.00
  Income from investment operations:
 Net investment income (loss)                            0.22             0.13           0.02
 Net gains (losses) on securities
   (both realized and unrealized)                       (0.15)            0.35          (0.31)
Total income (loss) from investment operations           0.07             0.48          (0.29)
  Less distributions:
 Dividends from net investment income                   (0.22)           (0.14)         (0.02)
 Distributions from capital gains                       (0.33)           (0.15)             -
  Total distributions                                   (0.55)           (0.29)         (0.02)
Net asset value, end of period                    $      9.40     $       9.88     $     9.69
Total return*                                            0.79%            5.03%         (2.86%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)          $     3,193     $      3,226     $    2,444
Ratio of expenses to average net assets**                0.90%            0.90%          0.90%
Ratio of net investment income (loss)
 to average net assets**                                 2.00%            1.44%          2.21%
Ratio of expenses to average net assets before
 voluntary expense reimbursement **                      1.49%            1.55%          2.78%
Ratio of net investment income (loss) to average
 net assets before voluntary expense
 reimbursement **                                        1.41%            0.79%          0.33%
Portfolio turnover rate                                    23%              18%             -

*Total return not annualized for periods less
 than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


Financial Highlights

Condensed data for a share of capital stock outstanding throughout each period.

                                                                LARGE CAP GROWTH
                                                                                 FOR THE PERIOD
                                                                                 FROM 11/13/97
                                                      YEARS ENDED DECEMBER 31,   (COMMENCEMENT)
                                                        1999          1998         TO 12/31/97
Net asset value, beginning of period              $     13.31     $      10.71     $    10.00
  Income from investment operations:
 Net investment income (loss)                           (0.03)               -              -
 Net gains (losses) on securities
   (both realized and unrealized)                        4.75             2.61           0.71
Total income (loss) from investment operations           4.72             2.61           0.71
  Less distributions:
 Dividends from net investment income                       -            (0.01)             -
 Distributions from capital gains                           -                -              -
  Total distributions                                       -            (0.01)             -
Net asset value, end of period                    $     18.03     $      13.31     $    10.71
Total return*                                           35.46%           24.35%          7.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)          $     4,608     $      2,993     $    2,157
Ratio of expenses to average net assets**                0.90%            0.90%          0.90%
Ratio of net investment income (loss)
 to average net assets**                                (0.23%)          (0.02%)         0.33%
Ratio of expenses to average net assets before
 voluntary expense reimbursement **                      1.49%            1.66%          3.19%
Ratio of net investment income (loss) to average
 net assets before voluntary expense
 reimbursement **                                       (0.82%)          (0.78%)        (1.96%)
Portfolio turnover rate                                    72%              49%             -

*Total return not annualized for periods less
 than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


Financial Highlights

Condensed data for a share of capital stock outstanding throughout each period.

                                                                 MID CAP EQUITY
                                                                                 FOR THE PERIOD
                                                                                 FROM 11/13/97
                                                      YEARS ENDED DECEMBER 31,   (COMMENCEMENT)
                                                        1999          1998         TO 12/31/97
Net asset value, beginning of period              $     11.11     $      10.49     $    10.00
  Income from investment operations:
 Net investment income (loss)                            0.04             0.04           0.02
 Net gains (losses) on securities
   (both realized and unrealized)                        0.21             0.69           0.49
Total income (loss) from investment operations           0.25             0.73           0.51
  Less distributions:
 Dividends from net investment income                   (0.03)           (0.03)         (0.02)
 Distributions from capital gains                       (0.03)           (0.08)             -
  Total distributions                                   (0.06)           (0.11)         (0.02)
Net asset value, end of period                    $     11.30     $      11.11     $    10.49
Total return*                                            2.26%            7.03%          5.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)          $     2,762     $      2,468     $    2,119
Ratio of expenses to average net assets**                0.90%            0.90%          0.90%
Ratio of net investment income (loss)
 to average net assets**                                 0.38%            0.38%          1.34%
Ratio of expenses to average net assets before
 voluntary expense reimbursement **                      2.33%            2.38%          3.40%
Ratio of net investment income (loss) to average
 net assets before voluntary expense
 reimbursement **                                       (1.05%)          (1.10%)        (1.16%)
Portfolio turnover rate                                    97%             166%            13%

*Total return not annualized for periods less
 than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


Financial Highlights

Condensed data for a share of capital stock outstanding throughout each period.

                                                                SMALL CAP EQUITY
                                                                                 FOR THE PERIOD
                                                                                 FROM 11/13/97
                                                      YEARS ENDED DECEMBER 31,   (COMMENCEMENT)
                                                        1999           1998        TO 12/31/97
Net asset value, beginning of period              $      8.14     $       9.72     $    10.00
  Income from investment operations:
 Net investment income (loss)                           (0.05)           (0.05)             -
 Net gains (losses) on securities
   (both realized and unrealized)                        5.11            (1.53)         (0.28)
Total income (loss) from investment operations           5.06            (1.58)         (0.28)
  Less distributions:
 Dividends from net investment income                       -                -              -
 Distributions from capital gains                           -                -              -
  Total distributions                                       -                -              -
Net asset value, end of period                    $     13.20     $       8.14     $     9.72
Total return*                                           62.16%          (16.22%)        (2.80%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)          $     3,192     $      1,786     $    1,960
Ratio of expenses to average net assets**                1.05%            1.05%          1.05%
Ratio of net investment income (loss) to average
 net assets**                                           (0.61%)          (0.52%)         0.29%
Ratio of expenses to average net assets before
 voluntary expense reimbursement **                      2.53%            2.29%          3.49%
Ratio of net investment income (loss) to
 average net assets before voluntary
 expense reimbursement **                               (2.09%)          (1.76%)        (2.15%)
Portfolio turnover rate                                   123%             132%             8%

*Total return not annualized for periods less
 than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


Financial Highlights

Condensed data for a share of capital stock outstanding throughout each period.

                                                                GROWTH & INCOME
                                                                                 FOR THE PERIOD
                                                                                 FROM 11/13/97
                                                      YEARS ENDED DECEMBER 31,   (COMMENCEMENT)
                                                        1999          1998         TO 12/31/97
Net asset value, beginning of period              $     11.53      $     10.41     $    10.00
  Income from investment operations:
 Net investment income (loss)                            0.11             0.13           0.02
 Net gains (losses) on securities
   (both realized and unrealized)                        1.80             1.12           0.40
Total income (loss) from investment operations           1.91             1.25           0.42
  Less distributions:
 Dividends from net investment income                   (0.11)           (0.13)         (0.01)
 Distributions from capital gains                       (0.66)               -              -
  Total distributions                                   (0.77)           (0.13)         (0.01)
Net asset value, end of period                    $     12.67      $     11.53     $    10.41
Total return*                                           16.65%           12.03%          4.25%

Ratios/Supplemental Data
Net assets, end of period (in thousands)          $     3,634      $     2,765     $    2,101
Ratio of expenses to average net assets**                0.90%            0.90%          0.90%
Ratio of net investment income (loss)
 to average net assets**                                 0.92%            1.23%          1.50%
Ratio of expenses to average net assets before
 voluntary expense reimbursement **                      1.67%            1.75%          3.19%
Ratio of net investment income (loss) to average
 net assets before voluntary expense
 reimbursement **                                        0.15%            0.38%         (0.79%)
Portfolio turnover rate                                    66%              76%             -

*Total return not annualized for periods less
 than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


Financial Highlights

Condensed data for a share of capital stock outstanding throughout each period.

                                                                    BALANCED
                                                                                 FOR THE PERIOD
                                                                                 FROM 11/13/97
                                                      YEARS ENDED DECEMBER 31,   (COMMENCEMENT)
                                                        1999         1998         TO 12/31/97
Net asset value, beginning of period              $      8.88     $       9.96     $    10.00
  Income from investment operations:
 Net investment income (loss)                            0.45             0.47           0.06
 Net gains (losses) on securities
   (both realized and unrealized)                        0.28            (1.08)         (0.04)
Total income (loss) from investment operations           0.73            (0.61)          0.02
  Less distributions:
 Dividends from net investment income                   (0.45)           (0.47)         (0.06)
 Distributions from capital gains                       (0.08)               -              -
  Total distributions                                   (0.53)           (0.47)         (0.06)
Net asset value, end of period                    $      9.08     $       8.88     $     9.96
Total return*                                            8.21%           (6.03%)         0.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)          $     2,971     $      2,644     $    2,518
Ratio of expenses to average net assets**                0.90%            0.90%          0.90%
Ratio of net investment income (loss)
 to average net assets**                                 4.88%            5.00%          4.78%
Ratio of expenses to average net assets before
 voluntary expense reimbursement **                      1.72%            1.59%          2.78%
Ratio of net investment income (loss) to average
 net assets before voluntary expense
 reimbursement **                                        4.06%            4.31%          2.90%
Portfolio turnover rate                                    43%              73%             -

*Total return not annualized for periods less
 than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


Financial Highlights

Condensed data for a share of capital stock outstanding throughout each period.

                                                                    INTERMEDIATE FIXED
                                                                                FOR THE PERIOD
                                                                                 FROM 11/13/97
                                                      YEARS ENDED DECEMBER 31,   (COMMENCEMENT)
                                                        1999         1998         TO 12/31/97
Net asset value, beginning of period              $      9.95     $      10.06     $    10.00
  Income from investment operations:
 Net investment income                                   0.60             0.57           0.07
 Net gains (losses) on securities
   (both realized and unrealized)                       (0.62)           (0.05)          0.06
Total income (loss) from investment operations          (0.02)            0.52           0.13
  Less distributions:
 Dividends from net investment income                   (0.60)           (0.56)         (0.07)
 Dividends from capital gains                           (0.05)           (0.07)             -
 Tax return of capital                                      -                -              -
  Total distributions                                   (0.65)           (0.63)         (0.07)
Net asset value, end of period                    $      9.28     $       9.95     $    10.06
Total return*                                           (0.19%)           5.16%          1.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)          $     2,540     $      2,415     $    2,038
Ratio of expenses to average net assets**                0.80%            0.80%          0.80%
Ratio of net investment income (loss) to average
 net assets**                                            6.01%            5.75%          5.40%
Ratio of expenses to average net assets before
 voluntary expense reimbursement **                      2.25%            1.97%          3.09%
Ratio of net investment income (loss) to average
 net assets before voluntary expense
 reimbursement **                                        4.56%            4.58%          3.11%
Portfolio turnover rate                                   147%             132%            39%

*Total return not annualized for periods less
 than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


Financial Highlights

Condensed data for a share of capital stock outstanding throughout each period.

                                                                    GLOBAL FIXED
                                                                                 FOR THE PERIOD
                                                                                 FROM 11/13/97
                                                      YEARS ENDED DECEMBER 31,   (COMMENCEMENT)
                                                        1999         1998         TO 12/31/97
Net asset value, beginning of period              $      9.92     $      10.09     $    10.00
  Income from investment operations:
 Net investment income (loss)                            0.51             0.84           0.09
 Net gains (losses) on securities
   (both realized and unrealized)                       (0.54)           (0.11)          0.08
Total income (loss) from investment operations          (0.03)            0.73           0.17
  Less distributions:
 Dividends from net investment income                   (0.68)           (0.54)         (0.08)
 Distributions from capital gains                           -            (0.06)             -
 Tax return of capital                                      -            (0.30)             -
  Total distributions                                   (0.68)           (0.90)         (0.08)
Net asset value, end of period                    $      9.21     $       9.92     $    10.09
Total return*                                           (0.27%)           7.23%          1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)          $     5,516     $      5,483     $    5,099
Ratio of expenses to average net assets**                1.00%            1.00%          1.00%
Ratio of net investment income (loss)
 to average net assets**                                 5.17%            5.40%          5.29%
Ratio of expenses to average net assets before
 voluntary expense reimbursement **                      1.67%            1.47%          2.28%
Ratio of net investment income (loss) to average         4.50%            4.93%          4.01%
 net assets before voluntary expense
 reimbursement**                                          167%             185%            25%
Portfolio turnover rate

*Total return not annualized for periods less
 than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


Financial Highlights

Condensed data for a share of capital stock outstanding throughout each period.

                                                                    MONEY MARKET
                                                                                 FOR THE PERIOD
                                                                                 FROM 11/13/97
                                                      YEARS ENDED DECEMBER 31,   (COMMENCEMENT)
                                                        1999         1998         TO 12/31/97
Net asset value, beginning of period              $      1.00     $       1.00     $     1.00
  Income from investment operations:
 Net investment income (loss)                            0.05             0.05           0.01
 Net gains (losses) on securities
   (both realized and unrealized)                           -                -              -
Total income (loss) from investment operations           0.05             0.05           0.01
  Less distributions:
 Dividends from net investment income                   (0.05)           (0.05)         (0.01)
 Distributions from capital gains                           -                -              -
 Tax return of capital                                      -                -              -
  Total distributions                                   (0.05)           (0.05)         (0.01)
Net asset value, end of period                    $      1.00     $       1.00     $     1.00
Total return*                                            4.60%            5.05%          0.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)          $     1,601     $      1,270     $    1,019
Ratio of expenses to average net assets**                0.50%            0.50%          0.50%
Ratio of net investment income (loss)
 to average net assets**                                 4.52%            4.93%          5.26%
Ratio of expenses to average net assets before
 voluntary expense reimbursement **                      2.72%            2.89%          4.90%
Ratio of net investment income (loss) to average
 net assets before voluntary expense
 reimbursement **                                        2.30%            2.54%          0.86%
Portfolio turnover rate                                     -                -              -

*Total return not annualized for periods less
 than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Contractholders of Investors Mark Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Investors Mark Series Fund, Inc. (the Fund) (comprised of the Large Cap Value, Large Cap Growth, Mid Cap Equity, Small Cap Equity, Growth & Income, Balanced, Intermediate Fixed Income, Global Fixed Income and Money Market Portfolios) as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian and brokers. As to certain securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Fund at December 31, 1999, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.

/S/Ernst & Young LLP

Kansas City, Missouri
February 2, 2000


This report has been prepared for the information of the Contractholders of Investors Mark Series Fund, Inc. and is not to be construed as an offering of the shares of the Fund. Shares of the Fund are offered only by the Prospectus, a copy of which may be obtained from Business Men's Assurance Company of America.